UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)     (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 632-6000

Date of fiscal year end:     12/31

Date of reporting period:   6/30/13

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Retirement Series
Semi-Annual Report
June 30, 2013

US Equity	Emerging Markets
Lazard Retirement US Strategic Equity Portfolio Lazard Retirement US Small-Mid Cap Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio
Targeted Volatility
International Equity	Lazard Retirement Multi-Asset Targeted Volatility Portfolio
Lazard Retirement International Equity Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

7	Performance Overviews

12	Information About Your Portfolio’s Expenses

14	Portfolio Holdings Presented by Sector

15	Portfolios of Investments

15	Lazard Retirement US Strategic Equity Portfolio

17	Lazard Retirement US Small-Mid Cap Equity Portfolio

19	Lazard Retirement International Equity Portfolio

21	Lazard Retirement Emerging Markets Equity Portfolio

23	Lazard Retirement Multi-Asset Targeted Volatility Portfolio

33	Notes to Portfolios of Investments

36	Statements of Assets and Liabilities

38	Statements of Operations

40	Statements of Changes in Net Assets

42	Financial Highlights

46	Notes to Financial Statements

55	Board of Directors and Officers Information

58	Other Information

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and to accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain investment objective, risks, charges, expenses and other information about Portfolios of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report	1

Lazard Retirement Series, Inc. A Message from Lazard

Dear Shareholder,

Global equities rose in the first half of 2013, with gains in North America and Asia offsetting steep emerging-market equity declines. Elsewhere, European and Middle Eastern countries recorded more muted performance. Fixed-income markets were volatile during the period. Despite strong performance at the start of the year, political headlines and the Cyprus banking crisis negatively affected sentiment. Investors were encouraged by progress in the euro zone and stronger US economic data. However, comments from the US Federal Reserve (the Fed) Chairman Ben Bernanke regarding the “tapering” of liquidity measures caused a sharp sell-off in the emerging markets—particularly for emerging-market currencies. As a result, emerging-market equities underperformed their developed-market counterparts by a considerable margin during the first half of the year.

At Lazard Asset Management, we remain focused on fundamental, active management, particularly during these challenging financial times. Corporate profitability and cash generation remain robust, and valuations remain attractive by historical standards.

We believe that financial markets offer attractive opportunities, and that we possess and continually cultivate the skills, knowledge, and experience to take advantage of these opportunities. We are committed to leveraging our strengths to help you, a valued shareholder in Lazard Funds, achieve your financial goals.

We appreciate your continued confidence in our management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2	Semi-Annual Report

Lazard Retirement Series, Inc. Investment Overviews

US Equities

The market rallied over the last six months as gathering momentum of the US recovery was evident on several fronts. Housing prices continued to rebound, household assets and net worth reached new record highs, and federal fiscal deficits declined. However, toward the end of May the market grew increasingly volatile amid uncertainty over US monetary policy. US Treasury yields rose and equity markets declined globally after the Fed Chairman Ben Bernanke suggested late in the second quarter that the Fed may start to scale back on its bond purchases, focusing investors on the fact that the exceptionally loose monetary policy created by the financial crisis must inevitably end.

International Equities

International markets rose during the first half of 2013 propelled by positive macroeconomic developments. In Europe, some financial institutions repaid a larger-than-expected €137 billion of central bank loans two years early, and Greece received another round of financial aid. In June, some European governments announced more balanced approaches between austerity and stimulus, for further efforts to improve the slow-growth environment. In Japan, the Bank of Japan (BoJ) announced a two percent inflation target, and committed to unlimited monetary easing, through an asset purchase program, until that target is met.

Investors also faced some headwinds. In the United States, continued encouraging data from the economy, led by housing, prompted the Fed Chairman to announce that the bank might reduce its monthly bond buying later in 2013, which resulted in rising US bond yields. Japanese markets rose into May before pulling back significantly amid concerns over the effectiveness of the government’s stimulus and restructuring programs. In emerging markets, China’s economy showed weakness suggesting the recent growth model is reaching its limits, which also pressured commodity prices. In addition, a cash shortage in China’s interbank lending market caused shares to decline in June.

Market leadership was mixed as consumer discretionary and health care performed well, while materials and utilities lagged, and emerging markets underperformed developed markets. Within currency markets, the US dollar appreciated relative to most currencies.

Emerging Markets Equities

Faced with a tacit confirmation by the Fed that quantitative easing would be increasingly tapered and short-term interest rates would be allowed to rise, shares and currencies in emerging markets significantly declined in the first six months of 2013. As the US economy performed better than expected, perceived risk in European markets declined and worries about Chinese shadow banking and a potential global commodity collapse ensued. Subsequently, emerging markets equities underperformed their counterparts in industrialized markets by a considerable margin. Commodities and economically-sensitive industries were especially weak as investors were concerned about the sustainability of Chinese, and therefore global, economic activity. The Morgan Stanley Capital International (MSCI®) Emerging Markets Index (the EM Index) declined by approximately 9.6% over the six-month period, in US dollar terms, as shares in Asia lost considerably less ground than those in eastern Europe and, especially, in Latin America.

Although there have been market concerns about a slowdown in Chinese economic activity, local equities were helped by a relatively stable currency and only slightly underperformed the broad EM Index. Stocks in countries with more openly-traded currencies, such as South Korea, were more negatively affected. On the other hand, Malaysian equities continued to perform relatively well as the economy continued its impressive growth. Pakistani shares rose sharply following the successful general election of the pro-business Pakistan Muslim League party.

Major Latin American markets markedly weakened over the six-month period. Within the region, Argentinean shares performed best, helped by relatively stable crude oil prices. The decline in Mexican equities was moderated by the trade relationship between Mexico and the United States in terms of its effect on the peso. Peruvian equities were the poorest performing in the region, as commodity prices fell. Brazilian equities were pressured by weak performance in mining and oil shares as well as widespread demonstrations over the rising cost of public services and their poor quality.

Shares across most of eastern Europe, the Middle East, and Africa registered poor returns. Share prices fell in both Poland and the Czech Republic as economic prospects

Semi-Annual Report	3

appeared lackluster. Russian shares were weighed down by lower crude oil prices, lower dividend guidance by Gazprom, and uncertainty surrounding governance issues between Rosneft and TNK-BP minority shareholders. Markets were weak in Turkey and Egypt, undermined by large demonstrations against their respective governments. A bright spot was Hungary, where previously depressed shares rallied.

Lazard Retirement US Strategic Equity Portfolio

For the six months ended June 30, 2013, the Lazard Retirement US Strategic Equity Portfolio’s Service Shares posted a total return of 12.36%, as compared with the 13.82% return for the S&P 500® Index.

Stock selection in the information technology sector contributed to performance. The Portfolio was helped by an underweight position in Apple, as the stock fell due to uncertainty surrounding gross margin trajectory and iPhone demand. A position in networking technology provider Cisco Systems helped returns, as shares rose after the company reported strong earning, led by strength in its US and Emerging Markets segments. Gross margins were at the high end of management’s 61% to 62% guidance. An overweight position in the health care sector also helped returns. Shares of medical device maker CareFusion rose as investors were encouraged by the prospect that the company might seek to further deploy capital in the form of accretive acquisitions. CareFusion also reported strong earnings, driven by gross margin expansion.

In contrast, stock selection in the energy sector detracted from performance. Shares of thermal coal producer Consol Energy lagged in-line with peers as ongoing uncertainty in the global steel market put pressure on coal producers. Stock selection in the consumer discretionary sector also hurt returns. Shares of teen-focused clothing retailer American Eagle Outfitters fell after the company reported quarterly earnings. While results were largely as expected, same-store sales declined, which the company attributed to bad weather and macroeconomic headwinds. The Portfolio’s exposure to metallurgical (met) coal producer Walter Energy, which is in the materials sector, also fell due to the uncertainty in the steel markets. However, we sold our position in Walter as we do not expect the met coal market to improve in the near term.

Lazard Retirement US Small-Mid Cap Equity Portfolio

For the six months ended June 30, 2013, the Lazard Retirement US Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of 14.40%, as compared with the 15.42% return for the Russell 2500® Index.

For the period, stock selection in the consumer discretionary and industrials sectors detracted from performance, while stock selection in the energy and materials sectors helped returns.

Vera Bradley and American Eagle Outfitters were the largest detractors in the consumer discretionary sector. Shares of Vera Bradley, a designer and retailer of fashion accessories for women, declined amid weaker-than-anticipated fourth-quarter 2012 store traffic, decreased full-year earnings guidance for 2013, and an announcement that the company’s CEO would be leaving. We sold our position in Vera Bradley during the period. American Eagle Outfitters, a teen-focused clothing retailer, posted solid 2012 holiday sales, but not strong enough for the high expectations of investors, which sent the company’s share price lower.

II-VI, a manufacturer of optical and optoelectronic devices for various uses, detracted from performance in the industrials sector after it missed earnings expectations and cut guidance for fiscal 2013. We exited our position in II-VI in April. Joy Global, a manufacturer of mining equipment, also weighed on returns in the sector. In June the company cut revenue and earnings estimates for the year, as excess commodity supply curbed demand for mining equipment from producers.

PDC Energy—which is engaged in the exploration, development, and production of crude oil and natural gas—helped returns in the energy sector following two consecutive quarterly earnings announcements that beat expectations.

Oil States International, a provider of products and services to the oil and natural gas industry, also outperformed after an activist investor disclosed a large stake in the company in April.

US Silica Holdings, a producer of commercial silica used in hydraulic fracturing, outperformed the materials sector. Shares of the company rallied due to better-than-expected

4	Semi-Annual Report

fourth-quarter earnings, and after management provided solid guidance for 2013 and 2014. Rock-Tenn, a manufacturer of packaging products, also added to performance for the period following a stronger-than-expected earnings report.

Lazard Retirement International Equity Portfolio

For the six months ended June 30, 2013, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of 2.79%, as compared with the 4.10% return for the MSCI EAFE® (Europe, Australasia, Far East) Index (the EAFE Index).

Within the energy sector, French seismic surveyor CGG, which was sold during the period, underperformed as its equipment supply unit faced increased competition and higher research-and-development costs. Within the telecom services sector, Canadian wireless carrier Rogers Communications underperformed on concern over new competition from Verizon. Exposure to emerging markets negatively impacted the Portfolio as Hyundai Mobis and Samsung Electronics underperformed.

Positive relative returns were driven by stock selection in the financials sector. Japanese company Sumitomo Mitsui Financial Group performed well resulting from the BoJ’s stimulus efforts. In materials, low exposure to this underperforming sector contributed to relative returns. High exposure to the outperforming consumer discretionary sector also positively impacted the Portfolio.

Lazard Retirement Emerging Markets Equity Portfolio

For the six months ended June 30, 2013, the Lazard Retirement Emerging Markets Equity Portfolio’s Service Shares posted a total return of -8.51%, while Investor Shares posted a total return of -8.41%, as compared with the -9.57% return for the EM Index.

Shares of Telekomunikasi Indonesia, the incumbent telecommunications firm, increased following the announcement of strong earnings. Cielo, a Brazilian credit card processor, announced better than expected results with a recovery in margins. NetEase, a Chinese internet portal and online gaming company, reported strong first quarter results and provided an optimistic outlook amid recent price increases. Shares of Taiwan Semiconductor Manufacturing (TSMC), a Taiwanese manufacturer of integrated circuits, rose amid expectations for a stronger third quarter and mar-

ket anticipation that TSMC will be soon producing chips for Apple’s next-generation phone. Magnit, a Russian operator of discount supermarkets, performed well after announcing strong sales volume in May.

In contrast, shares of Banco do Brasil, a Brazilian bank, declined amid macroeconomic and political uncertainty given recent mass street protests. Shares of Samsung Electronics, a South Korean manufacturer of electronic equipment, declined due to concerns that profitability has peaked for the handset business. Shares of Jindal Steel & Power, an Indian steel manufacturer and power company, declined after the company announced weak (fiscal) fourth-quarter results. Shoprite Holdings, a South African supermarket chain operator, experienced profit taking due to negative sentiment for the South African retail sector driven by currency weakness and concerns over the health of the South African consumer.

Lazard Retirement Multi-Asset Targeted Volatility Portfolio

For the six months ended June 30, 2013, the Lazard Retirement Multi-Asset Targeted Volatility Portfolio’s Service Shares posted a total return of 5.60%, as compared with the 1.66% return of its benchmark, which is a 50/50 blend of the MSCI World® Index and the Barclays Capital Global Aggregate Bond® Index (the MATV Index).

The Portfolio’s assets are allocated among various of Lazard Asset Management LLC’s, the Fund’s investment manager (the “Investment Manager”), US and non-US equity and fixed-income strategies utilizing qualitative and quantitative analysis. The Investment Manager considers broad economic contexts pertinent to allocation decisions among the strategies.

Changes made to the weighting of these economic contexts during the period reflected a consideration of many factors. These included monetary policies of central banks around the globe; global macro data readings, particularly of the Purchasing Managers’ Index, a measure of economic activity in China, the United States, the euro zone, and Japan; fiscal policy in the developed and emerging markets; and equity valuations.

For the period, the Portfolio benefited from stock selection in the financials sector, stock selection and an underweight position in the materials sector, stock selection and an over-

Semi-Annual Report	5

weight position in the health care sector, an underweight position in both Germany and Canada, and stock selection in Finland. Within fixed income, performance was helped by yield curve positioning in the United States, Australia, and the euro zone, and by currency management. By contrast, stock selection in the energy sector, stock selection and an overweight exposure in the information technology sector, and stock selection in Japanese and French equities detracted from performance. Within fixed income, performance was hurt by security selection in the United States and the euro zone, along with an underweight exposure to the euro and an overweight exposure to the Australian dollar.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by the Investment Manager and State Street Bank and Trust Company, the Fund’s Administrator (“State Street”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2013; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

6	Semi-Annual Report

Lazard Retirement Series, Inc. Performance Overviews (unaudited)

Lazard Retirement US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*

Periods Ended June 30, 2013

	One Year	Five Years	Ten Years
Service Shares	21.78%	6.15%	6.32%
S&P 500 Index	20.60%	7.01%	7.30%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

Semi-Annual Report	7

Lazard Retirement US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2013

	One Year	Five Years	Ten Years
Service Shares	18.07%	8.60%	8.08%
Russell 2500 Index	25.61%	9.21%	10.34%
Russell 2000/2500 Linked Index	25.61%	9.64%	9.97%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The Portfolio was previously known as Lazard Retirement US Small Cap Equity Portfolio. As of June 1, 2009, the Portfolio changed its name to Lazard US Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000® Index (which consists of the 3,000 largest US companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through May 31, 2009 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest US companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

8	Semi-Annual Report

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended June 30, 2013

	One Year	Five Years	Ten Years
Service Shares	17.67%	1.55%	6.83%
EAFE Index	18.62%	-0.63%	7.67%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

Semi-Annual Report	9

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2013

	Service Shares			Investor Shares
	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception	†
Retirement Emerging Markets Equity Portfolio**	3.38%	1.26%	15.51%	3.60%	1.51%	5.49%
EM Index	2.87%	-0.43%	13.66%	2.87%	-0.43%	3.75%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Investor Shares was May 1, 2006.

10	Semi-Annual Report

Lazard Retirement Multi-Asset Targeted Volatility Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Multi-Asset Targeted Volatility Portfolio, MATV Index and MSCI World® Index*

Average Annual Total Returns*

Periods Ended June 30, 2013

	One Year	Since Inception	†
Service Shares	11.44%	9.89%
MATV Index	7.79%	4.65%
MSCI World Index	19.27%	11.82%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MATV Index is a 50/50 blend of the MSCI World Index and the Barclays Capital Global Aggregate Bond® Index. MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury. It covers the investment-grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS, and CMBS, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

†	The inception date for the Portfolio was April 30, 2012.

Semi-Annual Report	11

Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2013 through June 30, 2013 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing account value.

12	Semi-Annual Report

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	1/1/13	6/30/13	1/1/13 – 6/30/13	1/1/13 – 6/30/13
Retirement US Strategic Equity
Service Shares
Actual	$1,000.00	$1,123.60	$5.27	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%

Retirement US Small-Mid Cap Equity
Service Shares
Actual	$1,000.00	$1,144.00	$6.64	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%

Retirement International Equity
Service Shares
Actual	$1,000.00	$1,027.90	$5.49	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.38	$5.47	1.09%

Retirement Emerging Markets Equity
Service Shares
Actual	$1,000.00	$914.90	$6.57	1.38%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.94	$6.92	1.38%
Investor Shares
Actual	$1,000.00	$915.90	$5.40	1.14%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$5.69	1.14%

Retirement Multi-Asset Targeted Volatility
Service Shares
Actual	$1,000.00	$1,056.00	$5.35	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.26	1.05%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Semi-Annual Report	13

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector June 30, 2013 (unaudited)

	Lazard	Lazard	Lazard	Lazard
	Retirement	Retirement	Retirement	Retirement
	US Strategic	US Small-Mid Cap	International	Emerging Markets
Sector*	Equity Portfolio	Equity Portfolio	Equity Portfolio	Equity Portfolio
Consumer Discretionary	14.8%	13.7%	16.5%	7.8%
Consumer Staples	11.2	0.2	13.2	12.0
Energy	10.6	5.5	6.4	7.9
Financials	13.0	20.3	22.0	26.0
Health Care	18.3	9.9	13.4	—
Industrials	6.7	17.3	12.2	7.2
Information Technology	17.2	18.9	3.7	16.8
Materials	3.6	9.2	5.1	6.0
Telecommunication Services	—	—	3.0	12.9
Utilities	—	1.5	1.6	—
Short-Term Investments	4.6	3.5	2.9	3.4
Total Investments	100.0%	100.0%	100.0%	100.0%

Lazard
Retirement
Multi-Asset Targeted
Sector*	Volatility Portfolio
Consumer Discretionary	10.4%
Consumer Staples	8.0
Energy	6.1
Financials	15.8
Health Care	10.9
Industrials	9.4
Information Technology	11.6
Materials	2.0
Telecommunication Services	2.4
Utilities	2.5
Municipal	0.7
Sovereign Debt	13.1
Short-Term Investment	7.1
Total Investments	100.0%

*	Represents percentage of total investments.

14	Semi-Annual Report

Lazard Retirement Series, Inc. Portfolios of Investments June 30, 2013 (unaudited)

Description	Shares	Value

Lazard Retirement US Strategic Equity Portfolio

Common Stocks | 96.0%

Aerospace & Defense | 0.9%
Raytheon Co.	1,115	$73,724

Agriculture | 0.8%
The Mosaic Co.	1,145	61,612

Alcohol & Tobacco | 3.4%
Molson Coors Brewing Co., Class B	5,615	268,734

Automotive | 1.5%
General Motors Co. (a)	3,625	120,749

Banking | 2.9%
Bank of America Corp.	10,295	132,394
Regions Financial Corp.	9,600	91,488
		223,882

Cable Television | 1.9%
Comcast Corp., Class A	3,820	151,539

Chemicals | 1.9%
Eastman Chemical Co.	2,100	147,021

Commercial Services | 2.2%
Corrections Corp. of America	2,778	94,091
Republic Services, Inc.	2,410	81,795
		175,886

Computer Software | 3.4%
Microsoft Corp.	5,500	189,915
Oracle Corp.	2,485	76,339
		266,254

Consumer Products | 1.0%
Hasbro, Inc.	1,715	76,883

Energy Exploration & Production | 5.2%
Anadarko Petroleum Corp.	1,725	148,229
Apache Corp.	1,500	125,745
Devon Energy Corp.	2,515	130,478
		404,452
Description	Shares	Value

Energy Integrated | 3.9%
Chevron Corp.	950	$112,423
Consol Energy, Inc.	4,300	116,530
HollyFrontier Corp.	1,800	77,004
		305,957

Energy Services | 1.6%
Transocean, Ltd.	2,610	125,150

Financial Services | 6.7%
American Express Co.	2,260	168,958
Citigroup, Inc.	4,860	233,134
Morgan Stanley	5,150	125,814
		527,906

Food & Beverages | 3.0%
Sysco Corp.	6,895	235,533

Health Services | 1.2%
UnitedHealth Group, Inc.	1,435	93,964

Insurance | 0.8%
The Hartford Financial Services Group, Inc.	2,070	64,004

Leisure & Entertainment | 3.0%
Viacom, Inc., Class B	3,465	235,793

Manufacturing | 5.7%
Carpenter Technology Corp.	1,700	76,619
Honeywell International, Inc.	1,240	98,381
Joy Global, Inc.	1,200	58,236
Terex Corp. (a)	2,200	57,860
Tyco International, Ltd.	4,845	159,643
		450,739

Medical Products | 8.3%
Baxter International, Inc.	2,710	187,722
CareFusion Corp. (a)	6,610	243,578
McKesson Corp.	1,895	216,978
		648,278

Pharmaceutical & Biotechnology | 9.0%
Gilead Sciences, Inc. (a)	2,860	146,461
Johnson & Johnson	830	71,264
Pfizer, Inc.	11,350	317,913
Zoetis, Inc.	5,349	165,226
		700,864

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	15

Description	Shares	Value

Lazard Retirement US Strategic Equity Portfolio (concluded)

Real Estate | 1.5%
Lexington Realty Trust REIT	4,500	$52,560
Vornado Realty Trust	750	62,138
		114,698

Retail | 12.2%
Advance Auto Parts, Inc.	2,430	197,243
American Eagle Outfitters, Inc.	6,740	123,072
AutoZone, Inc. (a)	184	77,959
Big Lots, Inc. (a)	2,690	84,816
CVS Caremark Corp.	2,845	162,677
Macy’s, Inc.	2,000	96,000
Wal-Mart Stores, Inc.	2,900	216,021
		957,788

Semiconductors & Components | 1.0%
Texas Instruments, Inc.	2,150	74,971

Technology | 1.2%
Google, Inc., Class A (a)	103	90,678

Technology Hardware | 11.2%
Apple, Inc.	303	120,012
Cisco Systems, Inc.	13,725	333,655
EMC Corp.	7,500	177,150
Hewlett-Packard Co.	3,300	81,840
Qualcomm, Inc.	2,745	167,665
		880,322

Telecommunications | 0.6%
Juniper Networks, Inc. (a)	2,300	44,413

Total Common Stocks (Identified cost $6,532,879)		7,521,794
Description	Shares	Value

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B (Identified cost $31,701) (b)	12,681	$0

Short-Term Investment | 4.6%
State Street Institutional Treasury Money Market Fund (Identified cost $356,945)	356,945	356,945

Total Investments | 100.6%
(Identified cost $6,921,525) (c)		$7,878,739

Liabilities in Excess of Cash and Other Assets | (0.6)%		(50,444)

Net Assets | 100.0%		$7,828,295

The accompanying notes are an integral part of these financial statements.

16	Semi-Annual Report

Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio

Common Stocks | 95.7%

Automotive | 2.0%
Modine Manufacturing Co. (a)	48,915	$532,195
Tenneco, Inc. (a)	10,950	495,816
		1,028,011

Banking | 8.0%
East West Bancorp, Inc.	23,000	632,500
EverBank Financial Corp.	38,400	635,904
PacWest Bancorp	30,150	924,098
Signature Bank (a)	9,300	772,086
TCF Financial Corp.	44,200	626,756
Wintrust Financial Corp.	13,480	516,014
		4,107,358

Chemicals | 2.0%
Rockwood Holdings, Inc.	8,730	558,982
Solazyme, Inc. (a)	38,600	452,392
		1,011,374

Commercial Services | 2.5%
Blackhawk Network Holdings, Inc.	28,710	666,072
KAR Auction Services, Inc.	26,200	599,194
		1,265,266

Computer Software | 6.8%
Autodesk, Inc. (a)	13,715	465,487
Informatica Corp.	17,490	611,800
j2 Global, Inc.	12,200	518,622
Red Hat, Inc. (a)	16,750	800,985
TIBCO Software, Inc. (a)	16,800	359,520
Web.com Group, Inc. (a)	28,500	729,600
		3,486,014

Construction & Engineering | 2.5%
MasTec, Inc. (a)	25,100	825,790
Quanta Services, Inc. (a)	16,100	426,006
		1,251,796

Consumer Products | 3.6%
Central Garden & Pet Co., Class A (a)	12,282	84,746
Hasbro, Inc.	13,700	614,171
Matthews International Corp., Class A	19,000	716,300
The Middleby Corp. (a)	2,465	419,272
		1,834,489
Description	Shares	Value

Energy Exploration & Production | 1.2%
PDC Energy, Inc. (a)	12,100	$622,908

Energy Services | 3.4%
Dresser-Rand Group, Inc. (a)	10,100	605,798
Key Energy Services, Inc. (a)	91,800	546,210
Oil States International, Inc. (a)	6,055	560,935
		1,712,943

Financial Services | 2.8%
Raymond James Financial, Inc.	21,515	924,715
Waddell & Reed Financial, Inc., Class A	11,600	504,600
		1,429,315

Forest & Paper Products | 2.9%
KapStone Paper and Packaging Corp.	10,900	437,962
Rock-Tenn Co., Class A	5,000	499,400
Schweitzer-Mauduit International, Inc.	11,350	566,138
		1,503,500

Health Services | 3.5%
Brookdale Senior Living, Inc. (a)	20,400	539,376
Magellan Health Services, Inc. (a)	12,305	690,064
Quintiles Transnational Holdings, Inc.	13,000	553,280
		1,782,720

Housing | 1.3%
Taylor Morrison Home Corp., Class A	26,700	650,946

Insurance | 3.8%
American Equity Investment Life Holding Co.	44,100	692,370
Arch Capital Group, Ltd. (a)	9,400	483,254
Brown & Brown, Inc.	23,800	767,312
		1,942,936

Leisure & Entertainment | 2.9%
Bally Technologies, Inc. (a)	9,515	536,837
Hyatt Hotels Corp. (a)	12,470	503,289
Texas Roadhouse, Inc.	18,610	465,622
		1,505,748

Manufacturing | 13.7%
ACCO Brands Corp. (a)	86,525	550,299
Actuant Corp., Class A	24,265	800,017
B/E Aerospace, Inc. (a)	10,600	668,648
Carpenter Technology Corp.	15,000	676,050
FLIR Systems, Inc.	29,580	797,772
Joy Global, Inc.	8,830	428,520

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	17

Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (concluded)

Kennametal, Inc.	11,800	$458,194
Littelfuse, Inc.	7,300	544,653
Terex Corp. (a)	12,445	327,303
The Toro Co.	11,100	504,051
TriMas Corp. (a)	24,300	905,904
Woodward, Inc.	8,800	352,000
		7,013,411

Medical Products | 4.0%
CareFusion Corp. (a)	24,900	917,565
Haemonetics Corp. (a)	15,980	660,773
Henry Schein, Inc. (a)	4,900	469,175
		2,047,513

Metal & Glass Containers | 1.4%
Owens-Illinois, Inc. (a)	25,100	697,529

Metals & Mining | 2.4%
CaesarStone Sdot Yam, Ltd. (a)	21,200	577,276
US Silica Holdings, Inc.	30,055	624,543
		1,201,819

Pharmaceutical & Biotechnology | 2.4%
Ariad Pharmaceuticals, Inc. (a)	34,200	598,158
Vertex Pharmaceuticals, Inc. (a)	7,655	611,405
		1,209,563

Real Estate | 5.5%
Extra Space Storage, Inc. REIT	18,100	758,933
Kilroy Realty Corp. REIT	14,760	782,428
Lexington Realty Trust REIT	46,800	546,624
The Macerich Co. REIT	11,822	720,787
		2,808,772

Retail | 4.7%
Advance Auto Parts, Inc.	7,425	602,687
American Eagle Outfitters, Inc.	34,390	627,962
Chico’s FAS, Inc.	35,700	609,042
Iconix Brand Group, Inc. (a)	18,820	553,496
Steven Madden, Ltd. (a)	700	33,866
		2,427,053

Semiconductors & Components | 4.7%
LSI Corp. (a)	96,200	686,868
Microsemi Corp. (a)	22,600	514,150
ON Semiconductor Corp. (a)	70,400	568,832
Xilinx, Inc.	15,400	609,994
		2,379,844
Description	Shares	Value

Technology | 2.5%
NetScout Systems, Inc. (a)	30,730	$717,238
SS&C Technologies Holdings, Inc. (a)	17,795	585,456
		1,302,694

Telecommunications | 0.8%
Juniper Networks, Inc. (a)	20,600	397,786

Transportation | 2.9%
Alaska Air Group, Inc.	7,285	378,820
Echo Global Logistics, Inc. (a)	27,260	531,297
Hub Group, Inc., Class A (a)	16,200	590,004
		1,500,121

Water | 1.5%
California Water Service Group	38,800	756,988

Total Common Stocks (Identified cost $41,002,030)		48,878,417

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B (Identified cost $864,900) (b)	345,960	0

Short-Term Investment | 3.4%
State Street Institutional Treasury Money Market Fund (Identified cost $1,749,894)	1,749,894	1,749,894

Total Investments | 99.1% (Identified cost $43,616,824) (c)		$50,628,311

Cash and Other Assets in Excess of Liabilities | 0.9%		476,124

Net Assets | 100.0%		$51,104,435

The accompanying notes are an integral part of these financial statements.

18	Semi-Annual Report

Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks | 97.3%

Australia | 2.2%
Ansell, Ltd.	326,309	$5,261,248
James Hardie Industries PLC	967,521	8,308,707
		13,569,955

Belgium | 3.4%
Anheuser-Busch InBev NV	233,645	20,799,033

Bermuda | 1.3%
Signet Jewelers, Ltd.	111,260	7,599,708

Brazil | 0.7%
Estacio Participacoes SA	566,400	4,096,935

Canada | 3.0%
MacDonald Dettwiler & Associates, Ltd.	98,600	6,543,958
Potash Corp. of Saskatchewan, Inc.	103,770	3,958,593
Rogers Communications, Inc., Class B	193,400	7,576,381
		18,078,932

Denmark | 0.9%
Carlsberg A/S, Class B	63,310	5,667,969

Finland | 1.5%
Sampo Oyj, A Shares	235,284	9,169,343

France | 8.4%
BNP Paribas SA	249,767	13,646,453
European Aeronautic Defence and Space Co. NV	108,501	5,799,621
Sanofi SA	152,391	15,793,396
Technip SA	65,648	6,666,008
Valeo SA	143,467	9,016,922
		50,922,400

Germany | 8.5%
Bayer AG	141,803	15,122,459
Bayerische Motoren Werke AG	91,427	7,994,817
Merck KGaA	72,326	11,019,449
RTL Group	94,017	7,731,790
SAP AG	134,523	9,851,227
		51,719,742
Description	Shares	Value

Indonesia | 0.8%
PT Bank Mandiri (Persero) Tbk ADR	568,100	$5,084,495

Ireland | 1.1%
Ryanair Holdings PLC Sponsored ADR	134,272	6,919,036

Italy | 2.5%
Atlantia SpA	413,800	6,748,940
Eni SpA	397,645	8,167,640
		14,916,580

Japan | 18.4%
AEON Financial Service Co., Ltd.	271,800	7,697,986
Asics Corp.	556,660	8,817,432
Daikin Industries, Ltd.	135,300	5,470,387
Daito Trust Construction Co., Ltd.	59,700	5,628,101
Daiwa House Industry Co., Ltd.	391,000	7,297,248
Don Quijote Co., Ltd.	236,200	11,490,875
Japan Tobacco, Inc.	270,200	9,548,810
Komatsu, Ltd.	331,100	7,654,893
LIXIL Group Corp.	410,400	10,001,379
Makita Corp.	105,700	5,712,361
Seven & I Holdings Co., Ltd.	270,100	9,872,076
Sumitomo Mitsui Financial Group, Inc.	333,900	15,318,058
Yahoo Japan Corp.	15,604	7,693,442
		112,203,048

Netherlands | 0.5%
Koninklijke KPN NV	1,446,238	3,006,344

New Zealand | 0.6%
Telecom Corp. of New Zealand, Ltd.	2,193,811	3,825,211

Norway | 0.8%
Petroleum Geo-Services ASA	406,574	4,953,036

Philippines | 1.3%
BDO Unibank, Inc.	1,843,330	3,626,922
LT Group, Inc.	7,695,800	4,026,044
		7,652,966

Russia | 0.9%
Sberbank of Russia (d)	1,991,918	5,668,461

South Africa | 1.1%
Mediclinic International, Ltd.	992,248	6,891,998

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	19

Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

South Korea | 1.9%
Hyundai Mobis	26,090	$6,236,653
Samsung Electronics Co., Ltd. GDR	8,938	5,210,854
		11,447,507

Spain | 2.6%
Mediaset Espana Comunicacion SA (a)	679,774	5,919,496
Red Electrica Corporacion SA	180,153	9,907,458
		15,826,954

Sweden | 4.3%
Assa Abloy AB, Class B	250,378	9,811,864
Getinge AB, B Shares	131,829	4,006,315
Swedbank AB, A Shares	371,982	8,531,163
Volvo AB, B Shares	288,471	3,862,855
		26,212,197

Switzerland | 6.9%
GAM Holding AG	395,531	6,071,885
Glencore Xstrata PLC	1,414,101	5,853,338
Novartis AG	327,655	23,276,323
Swatch Group AG	12,153	6,651,952
		41,853,498

Thailand | 0.8%
Krung Thai Bank Public Co. Ltd. (d)	7,810,100	5,111,882

Turkey | 1.2%
Koc Holding AS	709,501	3,406,429
Turkcell Iletisim Hizmetleri AS (a)	707,258	4,107,061
		7,513,490
Description	Shares	Value

United Kingdom | 21.7%
BG Group PLC	290,328	$4,939,008
British American Tobacco PLC	228,963	11,727,021
Direct Line Insurance Group PLC	2,367,651	8,390,511
Informa PLC	1,643,663	12,252,150
International Consolidated Airlines Group SA (a)	637,400	2,558,387
Ladbrokes PLC	283,018	860,482
Lloyds Banking Group PLC (a)	11,211,477	10,770,101
Prudential PLC	823,406	13,462,859
Reed Elsevier PLC	651,633	7,403,524
Rexam PLC	1,747,243	12,689,412
Royal Dutch Shell PLC, A Shares	452,502	14,452,887
Standard Chartered PLC	403,331	8,753,876
Taylor Wimpey PLC	3,270,925	4,763,478
Unilever PLC	467,480	18,927,179
		131,950,875

Total Common Stocks (Identified cost $498,854,076)		592,661,595

Short-Term Investment | 2.9%
State Street Institutional Treasury Money Market Fund (Identified cost $17,450,449)	17,450,449	17,450,449

Total Investments | 100.2% (Identified cost $516,304,525) (c)		$610,112,044

Liabilities in Excess of Cash and Other Assets | (0.2)%		(1,336,207)

Net Assets | 100.0%		$608,775,837

The accompanying notes are an integral part of these financial statements.

20	Semi-Annual Report

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 94.7%

Argentina | 0.7%
YPF Sociedad Anonima Sponsored ADR	436,034	$6,435,862

Brazil | 12.7%
Banco do Brasil SA	2,909,166	28,826,343
BB Seguridade Participacoes SA	1,604,600	12,627,681
CCR SA	1,479,300	11,774,203
Cielo SA	1,304,980	32,704,184
Natura Cosmeticos SA	534,700	11,693,979
Souza Cruz SA	768,355	9,486,715
Vale SA Sponsored ADR	1,195,900	15,726,085
		122,839,190

China | 8.1%
Baidu, Inc. Sponsored ADR (a)	184,900	17,478,597
China Construction Bank Corp., Class H	44,297,390	31,355,222
CNOOC, Ltd.	7,126,000	12,090,969
NetEase, Inc. Sponsored ADR	190,800	12,052,836
Weichai Power Co., Ltd., Class H	1,746,400	5,133,789
		78,111,413

Colombia | 1.2%
Pacific Rubiales Energy Corp.	673,300	11,824,523

Egypt | 1.5%
Commercial International Bank Egypt SAE GDR	1,403,765	5,544,872
Eastern Tobacco SAE	9,946	130,358
Orascom Construction Industries (a)	262,389	8,971,395
		14,646,625

Hong Kong | 3.0%
China Mobile, Ltd. Sponsored ADR	443,949	22,983,240
Huabao International Holdings, Ltd.	13,021,000	5,758,347
		28,741,587

Hungary | 1.5%
OTP Bank PLC	707,792	14,852,833

India | 4.1%
Bank of India	1,011,981	3,956,816
Bharat Heavy Electricals, Ltd.	2,066,029	6,080,748
Jindal Steel & Power, Ltd.	1,172,749	4,265,708
Punjab National Bank, Ltd.	902,028	9,896,883
Tata Consultancy Services, Ltd.	619,091	15,845,812
		40,045,967
Description	Shares	Value

Indonesia | 6.4%
PT Astra International Tbk	8,577,500	$6,049,622
PT Bank Mandiri (Persero) Tbk	17,546,429	15,911,120
PT Semen Indonesia (Persero) Tbk	4,526,400	7,798,634
PT Tambang Batubara Bukit Asam (Persero) Tbk	643,500	862,322
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	508,600	21,737,564
PT United Tractors Tbk	5,244,040	9,616,275
		61,975,537

Macau | 1.2%
Wynn Macau, Ltd.	4,226,800	11,471,579

Malaysia | 0.8%
British American Tobacco Malaysia Berhad	392,100	7,396,474

Mexico | 3.4%
America Movil SAB de CV, Series L ADR	375,000	8,156,250
Grupo Mexico SAB de CV, Series B	2,685,997	7,773,512
Grupo Televisa SAB Sponsored ADR	279,400	6,940,296
Kimberly-Clark de Mexico SAB de CV, Series A	3,173,200	10,407,989
		33,278,047

Pakistan | 1.6%
Oil & Gas Development Co., Ltd.	3,098,500	7,100,080
Pakistan Petroleum, Ltd.	3,803,585	8,062,071
		15,162,151

Philippines | 1.9%
Philippine Long Distance Telephone Co. Sponsored ADR	265,500	18,016,830

Russia | 10.1%
Gazprom OAO Sponsored ADR	1,628,301	10,714,221
Lukoil OAO Sponsored ADR	120,378	6,909,697
Magnit OJSC Sponsored GDR (d), (e)	172,575	9,871,290
MegaFon OAO GDR (d), (e)	351,600	10,987,500
Mobile TeleSystems OJSC Sponsored ADR	1,133,400	21,466,596
Oriflame Cosmetics SA SDR	155,985	4,938,133
Sberbank of Russia (d)	10,132,039	28,833,047
TNK-BP Holding (a), (d)	2,329,808	3,288,056
		97,008,540

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	21

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

South Africa | 10.5%
Bidvest Group, Ltd.	611,160	$15,144,450
Imperial Holdings, Ltd.	329,388	6,992,920
Murray & Roberts Holdings, Ltd. (a)	86,712	220,441
Nedbank Group, Ltd.	453,251	8,048,432
PPC, Ltd.	1,957,075	5,897,923
Sanlam, Ltd.	1,900,636	8,844,594
Shoprite Holdings, Ltd.	1,052,145	19,744,250
Standard Bank Group, Ltd.	601,197	6,780,081
Tiger Brands, Ltd.	286,639	8,580,278
Truworths International, Ltd.	668,077	5,876,480
Vodacom Group, Ltd.	782,558	8,313,993
Woolworths Holdings, Ltd.	1,053,876	6,866,951
		101,310,793

South Korea | 13.3%
Coway Co., Ltd.	263,586	12,878,682
Hanwha Life Insurance Co., Ltd.	1,925,742	11,095,296
Hyundai Mobis	74,685	17,852,988
KB Financial Group, Inc.	488,470	14,627,796
KT&G Corp.	224,824	14,607,014
NHN Corp.	29,832	7,588,281
Samsung Electronics Co., Ltd.	23,040	27,073,841
Shinhan Financial Group Co., Ltd.	677,251	22,297,305
		128,021,203

Taiwan | 5.0%
Hon Hai Precision Industry Co., Ltd.	4,047,269	9,992,923
MediaTek, Inc.	710,675	8,263,663
Taiwan Semiconductor Manufacturing Co., Ltd.	8,114,642	30,053,227
		48,309,813
Description	Shares	Value

Thailand | 2.6%
CP All Public Co. Ltd. (d)	5,079,400	$6,387,123
PTT Exploration & Production Public Co. Ltd. (d)	1,680,335	8,587,235
The Siam Cement Public Co. Ltd.	687,700	10,155,299
		25,129,657

Turkey | 5.1%
Akbank TAS	2,566,808	10,460,471
Koc Holding AS	2,552,415	12,254,556
Turkcell Iletisim Hizmetleri AS (a)	1,973,810	11,461,955
Turkiye Is Bankasi AS, C Shares	5,056,305	14,943,194
		49,120,176

Total Common Stocks (Identified cost $932,981,533)		913,698,800

Preferred Stock | 1.2%

Brazil | 1.2%
Companhia de Bebidas das Americas SA Sponsored ADR (Identified cost $9,390,112)	316,100	11,806,335

Short-Term Investment | 3.4%
State Street Institutional Treasury Money Market Fund (Identified cost $32,429,505)	32,429,505	32,429,505

Total Investments | 99.3% (Identified cost $974,801,150) (c)		$957,934,640

Cash and Other Assets in Excess of Liabilities | 0.7%		6,573,954

Net Assets | 100.0%		$964,508,594

The accompanying notes are an integral part of these financial statements.

22	Semi-Annual Report

Description	Shares	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio

Common Stocks | 71.1%

Australia | 1.5%
AGL Energy, Ltd.	739	$9,786
Amcor, Ltd.	6,691	62,049
CFS Retail Property Trust Group REIT	27,238	49,821
Commonwealth Property Office Fund REIT	55,172	55,503
CSL, Ltd.	2,264	127,504
Federation Centres Ltd. REIT	5,386	11,674
Insurance Australia Group, Ltd.	9,689	48,204
Metcash, Ltd.	9,218	29,675
Platinum Asset Management, Ltd.	2,894	14,478
Spark Infrastructure Group	19,089	30,290
Telstra Corp., Ltd.	33,527	146,258
Westfield Group REIT	3,468	36,284
Westfield Retail Trust REIT	8,526	24,172
Woolworths, Ltd.	4,252	127,587
		773,285

Belgium | 1.6%
Anheuser-Busch InBev NV Sponsored ADR	8,505	767,661
Belgacom SA	1,123	25,194
Colruyt SA	701	36,868
Delhaize Group SA	315	19,472
Telenet Group Holding NV	392	17,991
		867,186

Bermuda | 0.6%
Axis Capital Holdings, Ltd.	387	17,717
Everest Re Group, Ltd.	1,110	142,369
Montpelier Re Holdings, Ltd.	1,598	39,966
PartnerRe, Ltd.	418	37,854
Validus Holdings, Ltd.	1,485	53,638
		291,544

Canada | 2.2%
Bank of Montreal	488	28,305
Bank of Nova Scotia	1,163	62,170
BCE, Inc.	237	9,717
Bell Aliant, Inc.	1,450	38,963
Canadian Apartment Properties REIT	1,039	22,376
Canadian Imperial Bank of Commerce	845	59,970
Canadian National Railway Co.	1,179	114,795
Description	Shares	Value

Canadian Tire Corp., Ltd., Class A	839	$63,166
CI Financial Corp.	2,862	82,374
Cineplex, Inc.	662	23,214
Constellation Software, Inc.	322	44,395
Eldorado Gold Corp.	1,898	11,749
Empire Co., Ltd., Class A	472	36,092
Imperial Oil, Ltd.	3,038	115,979
Intact Financial Corp.	2,015	113,520
Magna International, Inc.	344	24,486
Metro, Inc.	1,379	92,414
Progressive Waste Solutions, Ltd.	2,009	43,286
Rogers Communications, Inc., Class B	2,966	116,192
Royal Bank of Canada	517	30,124
Tim Hortons, Inc.	448	24,230
		1,157,517

Colombia | 0.0%
Pacific Rubiales Energy Corp.	684	12,012

Denmark | 0.6%
Chr. Hansen Holding A/S	431	14,757
Coloplast A/S, Class B	2,428	136,143
Novo Nordisk A/S, Class B	930	144,935
Novozymes AS, B Shares	877	28,070
		323,905

Finland | 1.2%
Orion Oyj, Class B	2,262	53,057
Sampo Oyj, A Shares ADR	31,115	606,431
		659,488

France | 0.6%
Cie Generale des Etablissements Michelin	141	12,609
Hermes International	43	13,881
Technip SA ADR	8,725	221,964
Teleperformance SA	436	20,987
Total SA	603	29,437
		298,878

Germany | 0.9%
Hannover Rueckversicherung AG	559	40,252
Kabel Deutschland Holding AG	377	41,407
Sky Deutschland AG ADR	60,610	419,421
		501,080

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	23

Description	Shares	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Hong Kong | 0.5%
Cheung Kong Holdings, Ltd.	4,000	$54,254
CLP Holdings, Ltd.	2,500	20,226
Hopewell Holdings, Ltd.	5,000	16,632
Jardine Matheson Holdings, Ltd.	400	24,200
Power Assets Holdings, Ltd.	9,000	77,688
The Link REIT	20,000	98,504
		291,504

Ireland | 1.7%
DCC PLC	1,038	40,574
Experian PLC Sponsored ADR	36,545	639,172
Paddy Power PLC	828	71,046
Ryanair Holdings PLC Sponsored ADR	3,077	158,558
		909,350

Isle Of Man | 0.0%
Playtech PLC	1,789	16,380

Israel | 0.1%
Israel Discount Bank, Ltd., Class A (a)	14,806	24,870

Italy | 1.1%
Eni SpA Sponsored ADR	13,220	542,549
GTECH SpA	559	13,992
Recordati SpA	1,788	19,841
		576,382

Japan | 6.1%
Ain Pharmaciez, Inc.	800	34,483
ANA Holdings Inc.	35,000	72,696
AOKI Holdings, Inc.	800	24,118
Avex Group Holdings, Inc.	800	25,207
Bridgestone Corp.	1,000	34,079
COMSYS Holdings Corp.	1,500	19,162
Daito Trust Construction Co., Ltd.	300	28,282
Daiwa House Industry Co., Ltd.	1,000	18,663
Daiwa House Industry Co., Ltd. ADR	1,520	283,989
East Japan Railway Co.	200	15,547
Hogy Medical Co., Ltd.	300	17,151
Japan Airlines Co., Ltd.	500	25,711
Description	Shares	Value

Kaken Pharmaceutical Co., Ltd.	3,000	$44,495
Kewpie Corp.	2,400	35,426
Lawson, Inc.	300	22,898
LIXIL Group Corp. ADR	8,990	438,442
Mitsubishi Estate Co., Ltd. ADR	26,142	698,253
Nagoya Railroad Co., Ltd.	24,000	67,514
Nitori Holdings Co., Ltd.	200	16,132
Otsuka Holdings Co., Ltd.	400	13,208
Sawai Pharmaceutical Co., Ltd.	500	59,740
Sumitomo Mitsui Financial Group, Inc. Sponsored ADR	37,930	349,715
Sumitomo Mitsui Trust Holdings, Inc. Sponsored ADR	148,360	694,325
Sumitomo Osaka Cement Co., Ltd.	5,000	15,931
The Chugoku Bank, Ltd.	1,000	14,035
The Chugoku Electric Power Co., Inc.	1,600	25,134
The Gunma Bank, Ltd.	3,000	16,576
The Iyo Bank, Ltd.	7,000	66,909
The Joyo Bank, Ltd.	6,000	32,849
The Kagoshima Bank, Ltd.	2,000	12,724
United Arrows, Ltd.	700	29,255
		3,252,649

Luxembourg | 0.0%
SES SA	429	12,285

Netherlands | 0.0%
Unilever NV	409	16,107

New Zealand | 0.2%
Ryman Healthcare, Ltd.	4,340	21,424
Sky Network Television, Ltd.	17,327	72,912
Telecom Corp. of New Zealand, Ltd.	15,176	26,461
		120,797

Norway | 0.2%
Statoil ASA	3,907	80,593

Singapore | 0.1%
M1, Ltd.	13,000	30,872
Mapletree Industrial Trust REIT	15,000	15,621
		46,493

The accompanying notes are an integral part of these financial statements.

24	Semi-Annual Report

Description	Shares	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Spain | 0.3%
ACS Actividades de Construccion y Servicios SA	555	$14,701
Amadeus IT Holding SA, A Shares	579	18,506
Corporacion Financiera Alba SA	150	6,638
Enagas SA	691	17,076
Grifols SA, Class B	12	339
Inditex SA	230	28,393
Red Electrica Corporacion SA	1,035	56,920
Viscofan SA	296	14,830
		157,403

Sweden | 0.8%
Assa Abloy AB ADR	18,225	357,392
Elekta AB, B Shares	2,961	45,037
Hennes & Mauritz AB, B Shares	818	26,884
Loomis AB, B Shares	670	12,863
		442,176

Switzerland | 3.0%
Nestle SA	914	59,946
Novartis AG	1,303	92,564
Novartis AG ADR	9,630	680,937
Partners Group Holding AG	62	16,788
Roche Holding AG	420	104,494
Swatch Group AG ADR	19,910	544,340
Swisscom AG	226	98,961
		1,598,030

United Kingdom | 4.8%
Admiral Group PLC	1,912	38,590
ARM Holdings PLC	2,441	29,515
British American Tobacco PLC	2,333	119,492
British Sky Broadcasting Group PLC	8,901	107,221
Centrica PLC	26,031	142,610
Croda International PLC	438	16,501
Domino’s Pizza Group PLC	5,193	52,958
easyJet PLC	1,073	21,150
Essentra PLC	1,344	14,340
GlaxoSmithKline PLC	5,924	148,487
IG Group Holdings PLC	2,974	26,235
Intertek Group PLC ADR	8,990	398,976
National Grid PLC	1,478	16,770

Description	Shares	Value

Next PLC	593	$41,110
Pace PLC	2,471	9,091
Provident Financial PLC	1,907	43,188
Reckitt Benckiser Group PLC	1,598	112,969
Rexam PLC Sponsored ADR	10,548	385,107
Rightmove PLC	965	30,587
Shire PLC	2,444	77,504
SSE PLC	553	12,810
TalkTalk Telecom Group PLC	10,662	36,389
Unilever PLC	1,341	54,294
Unilever PLC Sponsored ADR	7,260	293,667
Vodafone Group PLC Sponsored ADR	11,745	337,551
		2,567,112

United States | 43.0%
3M Co.	147	16,074
Abbott Laboratories	2,712	94,595
AES Corp.	4,007	48,044
Alliant Techsystems, Inc.	272	22,394
Amdocs, Ltd.	442	16,394
American Express Co.	11,195	836,938
American Water Works Co., Inc.	308	12,699
Amgen, Inc.	594	58,604
AmTrust Financial Services, Inc.	562	20,063
Apple, Inc.	2,176	861,870
AT&T, Inc.	2,737	96,890
AutoZone, Inc. (a)	1,010	427,927
Ball Corp.	389	16,159
Bank of America Corp.	19,500	250,770
Baxter International, Inc.	1,342	92,960
Becton, Dickinson & Co.	246	24,312
Campbell Soup Co.	2,669	119,545
CBOE Holdings, Inc.	1,071	49,951
Celgene Corp. (a)	273	31,916
Chevron Corp.	6,788	803,292
Cisco Systems, Inc.	33,535	815,236
Citigroup, Inc.	22,255	1,067,572
CMS Energy Corp.	2,145	58,280
Colgate-Palmolive Co.	2,508	143,683
Comcast Corp., Class A	13,950	553,397
Consol Energy, Inc.	10,095	273,575
CR Bard, Inc.	644	69,990
Credit Acceptance Corp. (a)	174	18,279
CVS Caremark Corp.	9,610	549,500
Dollar Tree, Inc. (a)	849	43,163

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	25

Description	Shares	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Dr Pepper Snapple Group, Inc.	382	$17,545
Eastman Chemical Co.	3,800	266,038
Eli Lilly & Co.	999	49,071
EMC Corp.	21,075	497,792
Exxon Mobil Corp.	199	17,980
General Mills, Inc.	2,528	122,684
Google, Inc., Class A (a)	660	581,044
Hilltop Holdings, Inc. (a)	756	12,398
Honeywell International, Inc.	11,535	915,187
IntercontinentalExchange, Inc. (a)	1,537	273,217
International Business Machines Corp.	461	88,102
Intuit, Inc.	527	32,163
Johnson & Johnson	8,775	753,422
Joy Global, Inc.	7,095	344,320
Kimberly-Clark Corp.	1,466	142,407
Lockheed Martin Corp.	1,166	126,464
Macy’s, Inc.	8,080	387,840
MasterCard, Inc., Class A	1,036	595,182
Mattel, Inc.	578	26,189
McDonald’s Corp.	917	90,783
McKesson Corp.	7,200	824,400
Microsoft Corp.	17,745	612,735
Molson Coors Brewing Co., Class B	8,566	409,969
Morgan Stanley	13,617	332,663
Mylan, Inc. (a)	1,022	31,713
Newmont Mining Corp.	2,699	80,835
NIKE, Inc.	397	25,281
Peabody Energy Corp.	21,015	307,660
PepsiCo, Inc.	322	26,336
PetSmart, Inc.	492	32,959
Pfizer, Inc.	28,883	809,013
PG&E Corp.	239	10,929
Portland General Electric Co.	455	13,918
Qualcomm, Inc.	15,442	943,197
Raytheon Co.	672	44,433
Regal Entertainment Group, Class A	896	16,038
Rockwell Collins, Inc.	506	32,085
Ross Stores, Inc.	6,937	449,587
Safeway, Inc.	1,558	36,862
Schlumberger, Ltd.	5,680	407,029
Synopsys, Inc. (a)	3,915	139,961
Description	Shares	Value

Sysco Corp.	9,615	$328,448
Taylor Morrison Home Corp.	7,090	172,854
The Hershey Co.	580	51,782
The Kroger Co.	3,515	121,408
The Sherwin-Williams Co.	394	69,580
The Southern Co.	2,727	120,343
The TJX Cos., Inc.	2,622	131,257
The Walt Disney Co.	305	19,261
Two Harbors Investment Corp. REIT	3,756	38,499
United Technologies Corp.	6,315	586,916
UnitedHealth Group, Inc.	6,480	424,310
Vantiv, Inc., Class A (a)	2,161	59,644
Vertex Pharmaceuticals, Inc. (a)	4,040	322,675
Viacom, Inc., Class B	11,210	762,841
Visa, Inc., Class A	3,553	649,311
Wal-Mart Stores, Inc.	1,363	101,530
Westar Energy, Inc.	624	19,943
Wisconsin Energy Corp.	332	13,609
Xcel Energy, Inc.	5,003	141,785
Zoetis, Inc.	12,175	376,086
		22,933,585

Total Common Stocks (Identified cost $36,000,294)		37,930,611

Description	Security Currency	Principal Amount (000)	Value

Corporate Bonds | 5.8%

Australia | 0.5%
Commonwealth Bank of Australia:
6.500%, 08/13/13	AUD	20	$18,344
5.750%, 09/23/13	AUD	40	36,746
Mercedes-Benz Australia/Pacific Property, Ltd., 4.500%, 05/18/15	AUD	58	54,024
Telstra Corp., Ltd., 6.250%, 04/15/15	AUD	100	95,660
Westpac Banking Corp., 6.375%, 12/10/13	AUD	70	64,770
			269,544

Brazil | 0.2%
Petrobras International Finance Co., 7.875%, 03/15/19	USD	88	101,760

The accompanying notes are an integral part of these financial statements.

26	Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Canada | 0.6%
Shaw Communications, Inc., 5.650%, 10/01/19	CAD	95	$99,844
Suncor Energy, Inc., 6.100%, 06/01/18	USD	80	93,260
Wells Fargo Financial Canada Corp., 2.774%, 02/09/17	CAD	125	120,089
			313,193

Chile | 0.2%
Codelco, Inc., 3.750%, 11/04/20	USD	100	97,314

France | 0.3%
Electricite de France SA, 5.000%, 02/05/18	EUR	50	75,135
Orange SA, 5.375%, 07/08/19	USD	100	110,017
			185,152

Italy | 0.1%
Atlantia SpA, 3.375%, 09/18/17	EUR	50	67,523

Netherlands | 0.2%
BMW Finance NV, 3.375%, 12/14/18	GBP	65	103,991

Norway | 0.1%
Statoil ASA, 3.125%, 08/17/17	USD	59	62,254

United Kingdom | 1.4%
National Grid PLC, 6.125%, 04/15/14	GBP	100	157,918
Network Rail Infrastructure Finance PLC, 4.400%, 03/06/16	CAD	300	301,415
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	50	93,523
SSE PLC, 5.000%, 10/01/18	GBP	50	85,547
Tesco PLC, 6.125%, 02/24/22	GBP	50	87,452
			725,855
Description	Security Currency	Principal Amount (000)	Value

United States | 2.2%
American Express Credit Corp., 2.375%, 03/24/17	USD	115	$117,401
Apple, Inc., 2.400%, 05/03/23	USD	140	129,845
BMW US Capital LLC, 2.375%, 12/04/15	NOK	310	51,133
Energizer Holdings, Inc., 4.700%, 05/19/21	USD	55	55,836
General Electric Capital Corp., 5.500%, 02/01/17	NZD	160	128,418
Goldman Sachs Group, Inc., 6.250%, 09/01/17	USD	75	84,990
JPMorgan Chase & Co., 3.875%, 09/23/20	EUR	100	143,665
Marathon Oil Corp., 2.800%, 11/01/22	USD	80	74,013
McDonald’s Corp., 1.875%, 05/29/19	USD	115	113,300
Nestle Holdings, Inc., 2.500%, 07/10/17	NOK	350	58,072
Starbucks Corp., 6.250%, 08/15/17	USD	80	92,879
Valero Energy Corp., 6.125%, 02/01/20	USD	70	81,343
Yum! Brands, Inc., 3.750%, 11/01/21	USD	65	64,776
			1,195,671

Total Corporate Bonds (Identified cost $3,290,429)			3,122,257

Foreign Government Obligations | 12.2%

Australia | 0.9%
New South Wales Treasury Corp., 5.000%, 02/25/39	GBP	50	89,006
Queensland Treasury Corp., 6.000%, 10/21/15	AUD	115	112,170
Treasury Corp. of Victoria, 4.750%, 10/15/14	AUD	90	84,502
Western Australian Treasury Corp., 3.000%, 06/08/16	AUD	235	214,002
			499,680

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	27

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Austria | 0.5%
Republic of Austria, 3.900%, 07/15/20	EUR	170	$255,225

Bahamas | 0.3%
Commonwealth of Bahamas, 6.950%, 11/20/29	USD	130	153,400

Belgium | 0.5%
Belgium Kingdom, 4.250%, 09/28/22	EUR	170	253,733

Bermuda | 0.4%
Government of Bermuda, 5.603%, 07/20/20	USD	200	217,000

Brazil | 0.3%
Federal Republic of Brazil, 11.000%, 06/26/17	EUR	85	144,900

Canada | 2.3%
Hydro-Quebec, 9.625%, 07/15/22	CAD	110	155,608
Province of Alberta, 4.000%, 12/01/19	CAD	75	77,267
Province of British Columbia, 3.700%, 12/18/20	CAD	350	353,138
Province of Ontario, 6.250%, 06/16/15	NZD	355	288,781
Province of Quebec:
4.500%, 12/01/17	CAD	115	119,805
3.500%, 07/29/20	USD	245	257,764
			1,252,363

Czech Republic | 0.4%
Czech Republic, 5.000%, 06/11/18	EUR	135	204,313

Denmark | 0.2%
Kommunekredit:
4.000%, 01/01/16	DKK	230	43,479
2.000%, 01/01/18	DKK	430	77,372
			120,851
Description	Security Currency	Principal Amount (000)	Value

France | 0.6%
Government of France, 4.250%, 10/25/23	EUR	200	$303,623

Israel | 0.2%
Israel Fixed Bond, 5.500%, 01/31/22	ILS	350	112,066

Mexico | 1.0%
Mexican Bonos:
9.500%, 12/18/14	MXN	3,800	315,148
7.750%, 12/14/17	MXN	1,260	107,225
United Mexican States, 6.750%, 02/06/24	GBP	65	118,622
			540,995

Netherlands | 1.0%
Netherlands Government Bonds:
3.750%, 01/15/23	EUR	165	247,525
2.500%, 01/15/33	EUR	210	268,557
			516,082

Norway | 0.3%
Oslo Kommune, 3.550%, 02/12/21	NOK	1,000	167,310

Panama | 0.5%
Republic of Panama, 7.250%, 03/15/15	USD	220	240,350

Poland | 0.7%
Poland Government Bond, 3.750%, 04/25/18	PLN	830	250,197
Republic of Poland, 6.375%, 07/15/19	USD	123	143,456
			393,653

Qatar | 0.4%
State of Qatar, 5.250%, 01/20/20	USD	200	224,000

Slovakia | 0.4%
Slovak Republic, 4.375%, 05/21/22	USD	200	204,500

The accompanying notes are an integral part of these financial statements.

28	Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

South Africa | 0.1%
Republic of South Africa, 4.500%, 04/05/16	EUR	50	$69,345

Sweden | 0.7%
Kommuninvest I Sverige AB, 2.750%, 08/12/15	SEK	1,130	172,514
Svensk Exportkredit AB, 7.625%, 06/30/14	NZD	225	181,676
			354,190

United Kingdom | 0.5%
United Kingdom Treasury, 4.250%, 12/07/27	GBP	150	262,213

Total Foreign Government Obligations (Identified cost $6,722,599)			6,489,792

Quasi Government Bonds | 1.3%

Canada | 0.4%
Export Development Canada, 5.100%, 06/02/14	CAD	85	83,673
Ontario Electricity Financial Corp., 10.125%, 10/15/21	CAD	95	136,315
			219,988

Germany | 0.9%
KfW:
4.000%, 12/15/14	NOK	860	146,022
2.875%, 10/12/16	NOK	980	164,432
3.375%, 01/18/21	EUR	90	131,717
Landeskreditbank Baden- Wuerttemberg Foerderbank, 3.000%, 05/22/17	NOK	280	47,063
			489,234

Total Quasi Government Bonds (Identified cost $736,359)			709,222
Description	Security Currency	Principal Amount (000)	Value

Supranationals | 0.8%
Asian Development Bank, 3.375%, 05/20/14	NOK	850	$141,921
Corporacion Andina de Fomento, 8.125%, 06/04/19	USD	96	118,321
Inter-American Development Bank, 6.000%, 12/15/17	NZD	60	49,932
International Bank for Reconstruction & Development, 4.250%, 01/28/15	CLP	67,000	131,283

Total Supranationals (Identified cost $469,540)			441,457

US Municipal Bonds | 0.7%

Pennsylvania | 0.2%
Pennsylvania State Build America Bonds Third Series B, 5.850%, 07/15/30	USD	50	56,913
Pennsylvania State Public School Building Authority Qualified School Construction Bond Series A, 5.000%, 09/15/27	USD	80	84,840
			141,753

Texas | 0.2%
Texas State Build America Bonds Series A, 4.123%, 04/01/25	USD	100	97,196

Utah | 0.3%
Utah State Build America Bonds Series B, 3.539%, 07/01/25	USD	150	150,093

Total US Municipal Bonds (Identified cost $411,525)			389,042

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	29

Description	Shares	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Short-Term Investment | 7.1%
State Street Institutional Treasury Money Market Fund (Identified cost $3,767,390)	3,767,390	$3,767,390
Description	Value

Total Investments | 99.0% (Identified cost $51,398,136) (c), (f)	$52,849,771

Cash and Other Assets in Excess of Liabilities | 1.0%	508,483

Net Assets | 100.0%	$53,358,254

The accompanying notes are an integral part of these financial statements.

30	Semi-Annual Report

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Forward Currency Contracts open at June 30, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
AUD	CAN	08/21/13	120,887	$119,000	$110,153	$—	$8,847
AUD	CAN	08/21/13	143,078	132,100	130,374	—	1,726
CAD	RBC	08/21/13	127,369	121,400	120,965	—	435
CAD	SSB	07/24/13	41,373	39,446	39,319	—	127
CHF	CIT	08/21/13	95,260	100,000	100,896	896	—
EUR	CIT	08/21/13	135,898	175,000	176,929	1,929	—
EUR	CIT	08/21/13	187,957	245,500	244,705	—	795
EUR	CIT	08/21/13	191,998	250,000	249,967	—	33
EUR	SSB	07/24/13	90,947	119,307	118,391	—	916
GBP	CIT	08/21/13	68,358	105,298	103,934	—	1,364
GBP	HSB	08/21/13	78,834	120,000	119,863	—	137
GBP	HSB	08/21/13	171,441	268,287	260,668	—	7,619
JPY	CIT	08/21/13	12,394,762	125,000	124,998	—	2
JPY	CIT	08/21/13	22,871,586	239,200	230,654	—	8,546
JPY	CIT	08/21/13	51,774,671	519,100	522,133	3,033	—
JPY	CIT	08/21/13	69,057,200	692,428	696,423	3,995	—
JPY	CIT	08/21/13	95,231,583	954,875	960,385	5,510	—
MXN	HSB	08/21/13	1,776,718	134,200	136,513	2,313	—
MXN	HSB	08/21/13	2,018,249	153,000	155,071	2,071	—
NOK	HSB	08/21/13	810,168	132,900	133,144	244	—
PLN	HSB	08/21/13	94,643	28,292	28,395	103	—
SGD	SSB	08/21/13	9,125	7,404	7,199	—	205
Total Forward Currency Purchase Contracts				$4,781,737	$4,771,079	$20,094	$30,752
Forward Currency Sale Contracts
AUD	CAN	08/21/13	86,394	$81,800	$78,724	$3,076	$—
AUD	CAN	08/21/13	124,067	119,910	113,050	6,860	—
AUD	CAN	08/21/13	126,762	118,100	115,506	2,594	—
AUD	CAN	08/21/13	308,051	306,257	280,700	25,557	—
AUD	SSB	07/24/13	821,592	754,295	750,173	4,122	—
CAD	CIT	07/24/13	1,224,418	1,167,402	1,163,623	3,779	—
CAD	RBC	08/21/13	4,301	4,137	4,085	52	—
CAD	RBC	08/21/13	41,319	39,742	39,242	500	—
CAD	RBC	08/21/13	148,026	146,081	140,582	5,499	—
CAD	RBC	08/21/13	1,086,733	1,080,611	1,032,089	48,522	—
CHF	SSB	07/24/13	362,244	387,125	383,582	3,543	—
CLP	CIT	09/17/13	36,726,200	70,417	71,415	—	998
DKK	CSF	08/21/13	518,718	90,783	90,573	210	—
DKK	SSB	07/24/13	1,588,242	279,447	277,238	2,209	—
EUR	CIT	07/24/13	565,967	742,402	736,755	5,647	—
EUR	CIT	08/21/13	40,209	52,255	52,349	—	94
EUR	CIT	08/21/13	123,498	160,292	160,785	—	493
GBP	CIT	08/21/13	93,822	145,200	142,651	2,549	—
GBP	HSB	08/21/13	5,556	8,494	8,448	46	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	31

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (concluded)

Forward Currency Contracts open at June 30, 2013 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
GBP	HSB	08/21/13	18,518	$28,310	$28,156	$154	$—
GBP	HSB	08/21/13	167,399	257,391	254,521	2,870	—
GBP	HSB	08/21/13	173,385	264,233	263,623	610	—
GBP	SSB	07/24/13	779,531	1,198,374	1,185,451	12,923	—
HKD	SSB	07/24/13	1,337,359	172,414	172,441	—	27
JPY	CIT	08/21/13	12,196,392	126,100	122,997	3,103	—
JPY	CIT	08/21/13	24,124,628	236,000	243,290	—	7,290
JPY	HSB	08/21/13	37,074,925	370,000	373,891	—	3,891
JPY	SSB	07/24/13	109,435,919	1,123,042	1,103,497	19,545	—
MXN	HSB	08/21/13	391,721	30,500	30,098	402	—
MXN	HSB	08/21/13	4,761,106	388,919	365,816	23,103	—
NOK	HSB	08/21/13	1,698,812	291,032	279,186	11,846	—
NOK	HSB	08/21/13	3,111,906	533,116	511,416	21,700	—
NOK	SSB	07/24/13	505,990	83,255	83,237	18	—
NZD	SSB	07/24/13	125,660	96,828	97,227	—	399
NZD	SSB	08/21/13	132,280	105,000	102,147	2,853	—
NZD	SSB	08/21/13	709,276	583,961	547,704	36,257	—
PLN	HSB	08/21/13	912,461	283,778	273,763	10,015	—
SEK	SSB	07/24/13	273,382	40,886	40,745	141	—
SEK	SSB	08/21/13	798,565	120,606	118,945	1,661	—
SGD	SSB	07/24/13	72,789	57,027	57,430	—	403
Total Forward Currency Sale Contracts				$12,145,522	$11,897,151	261,966	13,595
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$282,060	$44,347

The accompanying notes are an integral part of these financial statements.

32	Semi-Annual Report

Lazard Retirement Series, Inc. Notes to Portfolios of Investments June 30, 2013 (unaudited)

(a)	Non-income producing security.

(b)	Private placements.

(c)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Strategic Equity	$6,921,525	$1,156,019	$198,805	$957,214
US Small-Mid Cap Equity	43,616,824	8,576,018	1,564,531	7,011,487
International Equity	516,304,525	107,995,013	14,187,494	93,807,519
Emerging Markets Equity	974,801,150	119,821,171	136,687,681	(16,866,510)
Multi-Asset Targeted Volatility	51,398,136	2,954,203	1,502,568	1,451,635

(d)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy—see Note 8.

(e)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2013, these securities amounted to 2.2% of net assets of Emerging Markets Equity Portfolio, and are considered to be liquid.

(f)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

Currency Abbreviations:
AUD	—	Australian Dollar	JPY	—	Japanese Yen
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CHF	—	Swiss Franc	NOK	—	Norwegian Krone
CLP	—	Chilean Peso	NZD	—	New Zealand Dollar
DKK	—	Danish Krone	PLN	—	Polish Zloty
EUR	—	Euro	SEK	—	Swedish Krona
GBP	—	British Pound Sterling	SGD	—	Singapore Dollar
HKD	—	Hong Kong Dollar	USD	—	United States Dollar
ILS	—	Israeli Shekel

Counterparty Abbreviations:

CAN	—	Canadian Imperial Bank of Commerce	HSB	—	HSBC Bank USA
CIT	—	Citibank NA	RBC	—	Royal Bank of Canada
CSF	—	Credit Suisse Group AG	SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	33

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Multi- Asset Targeted Volatility Portfolio

Aerospace & Defense	—%	—%	0.4%
Agriculture	0.7	—	—
Alcohol & Tobacco	8.5	4.5	2.4
Automotive	2.8	0.6	0.5
Banking	10.8	20.1	3.8
Cable Television	—	—	2.4
Chemicals	—	1.1	0.7
Commercial Services	—	5.0	2.3
Computer Software	1.6	3.9	1.2
Construction & Engineering	—	0.9	0.1
Consumer Products	2.0	—	1.2
Diversified	0.6	1.3	—
Electric	1.6	—	2.0
Electric Generation	—	—	0.1
Energy Exploration & Production	—	4.9	0.2
Energy Integrated	4.5	2.9	4.5
Energy Services	1.9	—	1.4
Financial Services	4.0	3.2	9.2
Food & Beverages	—	0.9	1.8
Forest & Paper Products	2.1	1.1	1.1
Gas Utilities	—	—	0.3
Health Services	1.1	—	0.8
Household & Personal Products	3.1	3.7	1.2
Housing	5.9	1.4	1.8
Insurance	5.1	2.4	2.2
Leisure & Entertainment	6.3	1.9	2.6
Manufacturing	7.2	4.0	4.5
Medical Products	0.7	—	1.9
Metals & Mining	1.0	2.9	0.4
Pharmaceutical & Biotechnology	10.7	—	8.1
Real Estate	—	—	2.1
Retail	6.2	5.1	5.4
Semiconductors & Components	0.9	6.8	0.1
Technology	2.3	1.6	1.2
Technology Hardware	—	1.0	6.5
Telecommunications	3.0	12.8	2.2
Transportation	2.7	1.9	1.6
Subtotal	97.3	95.9	78.2
Foreign Government Obligations	—	—	12.2
Supranationals	—	—	0.8
US Municipal Bonds	—	—	0.7
Short-Term Investments	2.9	3.4	7.1
Total Investments	100.2%	99.3%	99.0%

The accompanying notes are an integral part of these financial statements.

34	Semi-Annual Report

[This Page Intentionally Left Blank.]

Lazard Retirement Series, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2013	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio

ASSETS
Investments in securities, at value	$7,878,739	$50,628,311
Cash	—	—
Foreign currency	—	—
Receivables for:
Dividends and interest	7,434	33,410
Investments sold	18,797	633,410
Capital stock sold	1,630	23,704
Amount due from Investment Manager (Note 3)	5,700	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	7,912,300	51,318,835

LIABILITIES
Payables for:
Management fees	—	27,949
Accrued distribution fees	1,575	10,345
Accrued directors’ fees	64	217
Investments purchased	51,483	132,233
Capital stock redeemed	1,738	7,620
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	29,145	36,036
Total liabilities	84,005	214,400
Net assets	$7,828,295	$51,104,435

NET ASSETS
Paid in capital	$6,404,365	$38,698,857
Undistributed net investment income (loss)	50,022	(63,335)
Accumulated net realized gain (loss)	416,694	5,457,426
Net unrealized appreciation (depreciation) on:
Investments	957,214	7,011,487
Foreign currency and forward currency contracts	—	—
Net assets	$7,828,295	$51,104,435

Service Shares
Net assets	$7,828,295	$51,104,435
Shares of capital stock outstanding*	667,503	6,126,581
Net asset value, offering and redemption price per share	$11.73	$8.34

Investor Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—
Cost of investments in securities	$6,921,525	$43,616,824
Cost of foreign currency	—	—

*	$0.001 par value, 1,550,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

36	Semi-Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Multi-Asset Targeted Volatility Portfolio

$610,112,044	$957,934,640	$52,849,771
—	—	372
272,464	509,976	5,602

1,501,272	6,060,556	218,162
2,613,120	96,699	6
472,780	1,895,796	575,426
—	—	—
—	—	282,060
614,971,680	966,497,667	53,931,399

381,315	798,253	10,562
126,635	146,702	10,123
6,038	9,299	267
5,312,844	49,708	429,496
288,940	775,044	25,626
—	—	44,347
80,071	210,067	52,724
6,195,843	1,989,073	573,145
$608,775,837	$964,508,594	$53,358,254

$572,578,654	$975,083,124	$50,836,024
9,959,305	11,788,763	364,903
(67,547,581)	(5,487,248)	471,205

93,807,519	(16,866,510)	1,451,635
(22,060)	(9,535)	234,487
$608,775,837	$964,508,594	$53,358,254

$608,775,837	$717,623,626	$53,358,254
53,247,440	35,297,539	4,794,107
$11.43	$20.33	$11.13

—	$246,884,968	—
—	12,255,640	—
—	$20.14	—
$516,304,525	$974,801,150	$51,398,136
$274,883	$513,783	$5,597

Semi-Annual Report	37

Lazard Retirement Series, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2013	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio

Investment Income

Income
Dividends	$71,993	$247,727
Interest	—	—
Total investment income*	71,993	247,727

Expenses
Management fees (Note 3)	25,382	186,637
Distribution fees (Service Shares)	9,065	62,212
Custodian fees	21,876	24,388
Administration fees	21,878	26,053
Professional services	16,492	17,803
Shareholders’ reports	3,678	5,077
Shareholders’ services	7,200	8,357
Amortization of offering costs (Note 2(f))	—	—
Directors’ fees and expenses	118	596
Other	1,191	2,295
Total gross expenses	106,880	333,418
Management fees waived and expenses reimbursed	(61,245)	(22,356)
Administration fees waived	(9,375)	—
Total net expenses	36,260	311,062
Net investment income (loss)	35,733	(63,335)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	581,652	3,702,015
Foreign currency and forward currency contracts	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	202,644	2,928,486
Foreign currency and forward currency contracts	—	—
Net realized and unrealized gain (loss) on investments, foreign currency and forward currency contracts	784,296	6,630,501
Net increase (decrease) in net assets resulting from operations	$820,029	$6,567,166
* Net of foreign withholding taxes of	$—	$—

The accompanying notes are an integral part of these financial statements.

38	Semi-Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Multi-Asset Targeted Volatility Portfolio

$11,818,383	$18,595,905	$377,261
—	98	122,941
11,818,383	18,596,003	500,202

2,305,310	5,156,132	174,408
768,437	935,304	51,296
97,753	399,346	82,918
82,550	121,955	25,179
45,565	63,822	17,639
29,166	56,524	4,637
9,456	18,967	6,196
—	—	32,267
10,699	17,343	536
7,079	12,906	1,340
3,356,015	6,782,299	396,416
—	—	(180,970)
—	—	—
3,356,015	6,782,299	215,446
8,462,368	11,813,704	284,756

10,658,351	11,379,295	827,804
(265,238)	(265,202)	(319,767)

(1,960,002)	(112,681,049)	556,912
(19,978)	(6,896)	366,600

8,413,133	(101,573,852)	1,431,549
$16,875,501	$(89,760,148)	$1,716,305
$1,243,976	$2,627,395	$22,378

Semi-Annual Report	39

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement US Strategic Equity Portfolio		Lazard Retirement US Small-Mid Cap Equity Portfolio
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$35,733	$74,398	$(63,335)	$(72,699)
Net realized gain on investments, foreign currency and forward currency contracts	581,652	624,773	3,702,015	15,334,108
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	202,644	153,516	2,928,486	(1,784,076)
Net increase (decrease) in net assets resulting from operations	820,029	852,687	6,567,166	13,477,333

Distributions to shareholders
From net investment income
Service Shares	—	(74,439)	—	—
Investor Shares	—	—	—	—
From net realized gains
Service Shares	—	—	—	(13,385,623)
Investor Shares	—	—	—	—
Net decrease in net assets resulting from distributions	—	(74,439)	—	(13,385,623)

Capital stock transactions
Net proceeds from sales
Service Shares	1,177,297	1,309,054	2,515,879	16,027,344
Investor Shares	—	—	—	—
Net proceeds from reinvestment of distributions
Service Shares	—	74,439	—	13,385,623
Investor Shares	—	—	—	—
Cost of shares redeemed
Service Shares	(870,984)	(1,468,248)	(4,956,567)	(163,050,420)
Investor Shares	—	—	—	—
Net increase (decrease) in net assets from capital stock transactions	306,313	(84,755)	(2,440,688)	(133,637,453)
Total increase (decrease) in net assets	1,126,342	693,493	4,126,478	(133,545,743)
Net assets at beginning of period	6,701,953	6,008,460	46,977,957	180,523,700
Net assets at end of period*	$7,828,295	$6,701,953	$51,104,435	$46,977,957
* Includes undistributed (distributions in excess of) net investment income (loss) of	$50,022	$14,289	$(63,335)	$—

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	642,085	649,088	6,431,142	19,491,128
Shares sold	100,652	132,214	312,894	1,614,498
Shares issued to shareholders from reinvestment of distributions	—	7,195	—	1,846,293
Shares redeemed	(75,234)	(146,412)	(617,455)	(16,520,777)
Net increase (decrease)	25,418	(7,003)	(304,561)	(13,059,986)
Shares outstanding at end of period	667,503	642,085	6,126,581	6,431,142

Investor Shares
Shares outstanding at beginning of period Shares sold
Shares issued to shareholders from reinvestment of distributions
Shares redeemed
Net decrease
Shares outstanding at end of period

(a) Portfolio commenced operations on April 30, 2012.

The accompanying notes are an integral part of these financial statements.

40	Semi-Annual Report

Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Equity Portfolio		Lazard Retirement Multi-Asset Targeted Volatility Portfolio
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Period Ended December 31, 2012 (a)

$8,462,368	$10,130,174	$11,813,704	$15,586,042	$284,756	$105,073

10,393,113	10,598,203	11,114,093	17,956,514	508,037	36,300

(1,979,980)	87,463,837	(112,687,945)	149,979,704	923,512	762,610
16,875,501	108,192,214	(89,760,148)	183,522,260	1,716,305	903,983

—	(9,606,473)	—	(11,326,475)	—	(8,528)
—	—	—	(4,994,100)	—	—

—	—	—	(8,223,171)	—	(89,530)
—	—	—	(3,170,007)	—	—
—	(9,606,473)	—	(27,713,753)	—	(98,058)

36,488,905	87,375,966	121,678,506	173,094,228	27,186,596	33,033,489
—	—	37,509,604	55,191,482	—	—

—	9,606,473	—	19,549,646	—	98,074
—	—	—	8,164,107	—	—

(37,025,263)	(117,013,552)	(72,417,464)	(150,059,376)	(5,806,165)	(3,675,970)
—	—	(49,796,290)	(69,143,806)	—	—
(536,358)	(20,031,113)	36,974,356	36,796,281	21,380,431	29,455,593
16,339,143	78,554,628	(52,785,792)	192,604,788	23,096,736	30,261,518
592,436,694	513,882,066	1,017,294,386	824,689,598	30,261,518	—
$608,775,837	$592,436,694	$964,508,594	$1,017,294,386	$53,358,254	$30,261,518

$9,959,305	$1,496,937	$11,788,763	$(24,941)	$364,903	$80,147

53,294,207	55,098,125	33,061,628	31,012,717	2,870,304	—
3,140,981	8,621,819	5,544,643	8,283,260	2,453,679	3,211,753
—	877,788	—	898,421	—	9,305
(3,187,748)	(11,303,525)	(3,308,732)	(7,132,770)	(529,876)	(350,754)
(46,767)	(1,803,918)	2,235,911	2,048,911	1,923,803	2,870,304
53,247,440	53,294,207	35,297,539	33,061,628	4,794,107	2,870,304

		12,850,144	13,191,140
		1,697,298	2,612,839
		—	379,197
		(2,291,802)	(3,333,032)
		(594,504)	(340,996)
		12,255,640	12,850,144

Semi-Annual Report	41

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT US STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Service Shares
Net asset value, beginning of period	$10.44	$9.26	$9.18	$8.19	$6.51	$10.17
Income (loss) from investment operations:
Net investment income	0.05	0.12	0.10	0.06	0.06	0.10
Net realized and unrealized gain (loss)	1.24	1.18	0.08	0.99	1.69	(3.69)

Total from investment operations	1.29	1.30	0.18	1.05	1.75	(3.59)
Less distributions from:
Net investment income	–	(0.12)	(0.10)	(0.06)	(0.07)	(0.07)

Total distributions	–	(0.12)	(0.10)	(0.06)	(0.07)	(0.07)

Net asset value, end of period	$11.73	$10.44	$9.26	$9.18	$8.19	$6.51

Total Return (a)	12.36%	14.01%	1.96%	12.85%	26.84%	–35.28%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,828	$6,702	$6,008	$6,172	$5,365	$3,312
Ratios to average net assets:
Net expenses (b)	1.00%	1.00%	1.00%	1.22%	1.25%	1.25%
Gross expenses (b)	2.95%	3.23%	3.37%	3.84%	4.67%	4.88%
Net investment income (b)	0.99%	1.16%	1.04%	0.68%	1.03%	1.27%
Portfolio turnover rate	38%	59%	50%	55%	79%	86%

LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Service Shares
Net asset value, beginning of period	$7.30	$9.26	$11.04	$9.68	$6.34	$9.98
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)	(0.01)	0.03	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.05	0.95	(1.01)	2.27	3.35	(3.63)

Total from investment operations	1.04	0.94	(1.02)	2.30	3.34	(3.64)
Less distributions from:
Net investment income	–	–	–	(0.03)	–	–
Net realized gains	–	(2.90)	(0.76)	(0.91)	–	–

Total distributions	–	(2.90)	(0.76)	(0.94)	–	–

Net asset value, end of period	$8.34	$7.30	$9.26	$11.04	$9.68	$6.34

Total Return (a)	14.40%	10.38%	–9.07%	23.72%	52.68%	–36.47%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$51,104	$46,978	$180,524	$146,644	$143,821	$34,969
Ratios to average net assets:
Net expenses (b)	1.25%	1.20%	1.15%	1.18%	1.25%	1.25%
Gross expenses (b)	1.34%	1.20%	1.15%	1.18%	1.31%	1.41%
Net investment income (loss) (b)	–0.25%	–0.06%	–0.16%	0.29%	–0.21%	–0.11%
Portfolio turnover rate	54%	74%	98%	122%	171%	139%

†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

42	Semi-Annual Report

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Service Shares
Net asset value, beginning of period	$11.12	$9.33	$10.28	$9.76	$8.23	$13.35
Income (loss) from investment operations:
Net investment income	0.16	0.19	0.18	0.12	0.16	0.21
Net realized and unrealized gain (loss)	0.15	1.78	(0.93)	0.53	1.60	(5.15)

Total from investment operations	0.31	1.97	(0.75)	0.65	1.76	(4.94)
Less distributions from:
Net investment income	–	(0.18)	(0.20)	(0.13)	(0.23)	(0.14)
Net realized gains	–	–	–	–	–	(0.04)

Total distributions	–	(0.18)	(0.20)	(0.13)	(0.23)	(0.18)

Net asset value, end of period	$11.43	$11.12	$9.33	$10.28	$9.76	$8.23

Total Return (a)	2.79%	21.11%	–7.27%	6.72%	21.46%	–37.02%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$608,776	$592,437	$513,882	$471,030	$343,467	$284,140
Ratios to average net assets:
Net expenses (b)	1.09%	1.10%	1.12%	1.14%	1.17%	1.17%
Gross expenses (b)	1.09%	1.10%	1.12%	1.14%	1.17%	1.17%
Net investment income (b)	2.75%	1.80%	1.89%	1.41%	1.89%	2.15%
Portfolio turnover rate	22%	43%	39%	53%	104%	43%

†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	43

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Service Shares
Net asset value, beginning of period	$22.22	$18.71	$23.33	$19.23	$11.59	$25.64
Income (loss) from investment operations:
Net investment income (a)	0.24	0.33	0.44	0.34	0.29	0.58
Net realized and unrealized gain (loss)	(2.13)	3.78	(4.64)	4.02	7.80	(12.77)

Total from investment operations	(1.89)	4.11	(4.20)	4.36	8.09	(12.19)
Less distributions from:
Net investment income	–	(0.35)	(0.42)	(0.26)	(0.45)	(0.47)
Net realized gains	–	(0.25)	–	–	–	(1.39)

Total distributions	–	(0.60)	(0.42)	(0.26)	(0.45)	(1.86)

Net asset value, end of period	$20.33	$22.22	$18.71	$23.33	$19.23	$11.59

Total Return (b)	–8.51%	22.05%	–18.00%	22.69%	69.85%	–48.72%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$717,624	$734,699	$580,370	$581,859	$367,260	$168,787
Ratios to average net assets:
Net expenses (c)	1.38%	1.39%	1.42%	1.46%	1.56%	1.52%
Gross expenses (c)	1.38%	1.39%	1.42%	1.46%	1.56%	1.52%
Net investment income (c)	2.24%	1.57%	2.04%	1.66%	1.86%	2.81%
Portfolio turnover rate	6%	23%	19%	27%	51%	53%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Investor Shares
Net asset value, beginning of period	$21.99	$18.52	$23.17	$19.13	$11.55	$25.60
Income (loss) from investment operations:
Net investment income (a)	0.26	0.38	0.50	0.38	0.32	0.64
Net realized and unrealized gain (loss)	(2.11)	3.74	(4.62)	4.01	7.79	(12.78)

Total from investment operations	(1.85)	4.12	(4.12)	4.39	8.11	(12.14)
Less distributions from:
Net investment income	–	(0.40)	(0.53)	(0.35)	(0.53)	(0.52)
Net realized gains	–	(0.25)	–	–	–	(1.39)

Total distributions	–	(0.65)	(0.53)	(0.35)	(0.53)	(1.91)

Net asset value, end of period	$20.14	$21.99	$18.52	$23.17	$19.13	$11.55

Total Return (b)	–8.41%	22.34%	–17.79%	23.05%	70.23%	–48.59%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$246,885	$282,596	$244,320	$339,899	$170,217	$61,005
Ratios to average net assets:
Net expenses (c)	1.14%	1.14%	1.17%	1.21%	1.31%	1.28%
Gross expenses (c)	1.14%	1.14%	1.17%	1.21%	1.31%	1.28%
Net investment income (c)	2.43%	1.85%	2.31%	1.83%	2.03%	3.02%
Portfolio turnover rate	6%	23%	19%	27%	51%	53%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

44	Semi-Annual Report

LAZARD RETIREMENT MULTI-ASSET TARGETED VOLATILITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	For the Period 4/30/12 * to 12/31/12

Service Shares
Net asset value, beginning of period	$10.54	$10.00
Income from investment operations:
Net investment income	0.05	0.03
Net realized and unrealized gain	0.54	0.54

Total from investment operations	0.59	0.57
Less distributions from:
Net investment income	–	– (c)
Net realized gains	–	(0.03)

Total distributions	–	(0.03)

Net asset value, end of period	$11.13	$10.54

Total Return (a)	5.60%	5.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$53,358	$30,262
Ratios to average net assets:
Net expenses (b)	1.05%	1.05%
Gross expenses (b)	1.93%	3.80%
Net investment income (b)	1.39%	1.03%
Portfolio turnover rate	35%	45%

*	Portfolio commenced operations on April 30, 2012.
†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	45

Lazard Retirement Series, Inc. Notes to Financial Statements June 30, 2013 (unaudited)

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of thirteen no-load portfolios (each referred to as a “Portfolio”), which are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and to accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. Currently, only the following five Portfolios, each of which is “diversified,” as defined in the Act, are offered: Lazard Retirement US Strategic Equity Portfolio (“US Strategic Equity Portfolio”), Lazard Retirement US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”) and Lazard Retirement Multi-Asset Targeted Volatility Portfolio (“Multi-Asset Targeted Volatility Portfolio”). Multi-Asset Targeted Volatility Portfolio commenced investment operations on April 30, 2012. Each of the other eight Portfolios had not commenced operations as of June 30, 2013.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency con-

tracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values

46	Semi-Annual Report

as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method. For the period ended June 30, 2013, only Multi-Asset Targeted Volatility Portfolio traded in fixed-income securities.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

For the period ended June 30, 2013, only Multi-Asset Targeted Volatility Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2012, the following Portfolios had available, for federal income tax purposes, unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2017	Expiring 2018

US Strategic Equity	$–	$127,978
International Equity	67,453,721	7,205,218

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended

Semi-Annual Report	47

December 31, 2012, Emerging Markets Equity Portfolio and Multi-Asset Targeted Volatility Portfolio elected to defer net capital and foreign currency losses of $10,521,224 and $36,336, respectively arising between November 1, 2012 and December 31, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law. The RIC Modernization Act includes numerous provisions that generally became effective for taxable years beginning after the date of enactment. Among the new provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009–2011), or expected to be taken in the Portfolios’ 2012 tax returns.

(e) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income, if any. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(f) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Expense Reductions—The Portfolios’ excess cash in demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of any credits separately as an expense reduction.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

48	Semi-Annual Report

Portfolio	Annual Rate

US Strategic Equity	0.70%
US Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00
Multi-Asset Targeted Volatility	0.85

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares

US Strategic Equity	1.00%	N/A
US Small-Mid Cap Equity	1.25	N/A
International Equity	1.25	N/A
Emerging Markets Equity*	1.55	1.30%
Multi-Asset Targeted Volatility	1.05	N/A

*	From January 1, 2013 to April 30, 2013, the expense caps were 1.60% and 1.35% for Service Shares and Investor Shares, respectively.

During the period ended June 30, 2013, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Service Shares
Portfolio	Management Fees waived	Expenses Reimbursed

US Strategic Equity	$25,382	$35,863
US Small-Mid Cap Equity	22,356	–
Multi-Asset Targeted Volatility	174,408	6,562

The Fund has entered into an administration agreement with State Street to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the US Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million. During the period ended June 30, 2013, State Street waived its fees of $9,375 for the Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to poten-

tial investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for six months after a new Portfolio has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

Semi-Annual Report	49

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2013 were as follows:

Portfolio	Purchases	Sales

US Strategic Equity	$2,790,159	$2,686,218
US Small-Mid Cap Equity	26,590,428	30,834,496
International Equity	130,744,018	143,514,275
Emerging Markets Equity	74,305,075	61,314,606
Multi-Asset Targeted Volatility	32,375,761	13,539,793

For the period ended June 30, 2013, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Non-US Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Non-US securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars carry the risk that such currencies will decline in value relative to the US dollar and affect the value of these investments held in the Portfolios. A Portfolio’s investments in emerging market countries are exposed to additional risks. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

—	Level 1 – unadjusted quoted prices in active markets for identical investments
—	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

50	Semi-Annual Report

The following table summarizes the valuation of the Portolios’ investments by each fair value hierarchy level as of June 30, 2013:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2013

US Strategic Equity Portfolio
Common Stocks	$7,521,794	$–	$–	$7,521,794
Preferred Stock*	–	–	–	–
Short-Term Investment	–	356,945	–	356,945
Total	$7,521,794	$356,945	$–	$7,878,739
US Small-Mid Cap Equity Portfolio
Common Stocks	$48,878,417	$–	$–	$48,878,417
Preferred Stock*	–	–	–	–
Short-Term Investment	–	1,749,894	–	1,749,894
Total	$48,878,417	$1,749,894	$–	$50,628,311
International Equity Portfolio
Common Stocks
Russia	$–	$5,668,461	$–	$5,668,461
Thailand	–	5,111,882	–	5,111,882
Other	581,881,252	–	–	581,881,252
Short-Term Investment	–	17,450,449	–	17,450,449
Total	$581,881,252	$28,230,792	$–	$610,112,044
Emerging Markets Equity Portfolio
Common Stocks
Russia	$44,028,647	$52,979,893	$–	$97,008,540
Thailand	10,155,299	14,974,358	–	25,129,657
Other	791,560,603	–	–	791,560,603
Preferred Stock	11,806,335	–	–	11,806,335
Short-Term Investment	–	32,429,505	–	32,429,505
Total	$857,550,884	$100,383,756	$–	$957,934,640
Multi-Asset Targeted Volatility Portfolio
Assets:
Common Stocks	$37,930,611	$–	$–	$37,930,611
Corporate Bonds	–	3,122,257	–	3,122,257
Foreign Government Obligations	–	6,489,792	–	6,489,792
Quasi Government Bonds	–	709,222	–	709,222
Supranationals	–	441,457	–	441,457
US Municipal Bonds	–	389,042	–	389,042
Short-Term Investment	–	3,767,390	–	3,767,390
Other Financial Instruments**
Forward Currency Contracts	–	282,060	–	282,060
Total	$37,930,611	$15,201,220	$–	$53,131,831
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$–	$(44,347)	$–	$(44,347)

*	The preferred stock was reported in the Portfolios of Investments at zero market value.
**	Other financial instruments are derivative instruments which are valued at their unrealized appreciation/depreciation.

Semi-Annual Report	51

Certain common stocks (see footnote (d) in the Notes to Portfolios of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The fixed-income securities included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service. The short-term investment included in Level 2 (a pooled investment fund) was valued at the fund’s net asset value.

The fair value measurement process for the Level 3 preferred stock of Better Place, Inc., a company that was working to build the infrastructure to deliver a range of services relating to the use of electric vehicles, including battery charging and swap stations, includes significant unobserv-

able inputs, including the recent bankruptcy filing of the company, which is reflected in its current valuation of zero.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (d) in the Notes to Portfolios of Investments) in the International Equity, Emerging Markets Equity and Multi-Asset Targeted Volatility Portfolios were transferred from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2013.

For further information regarding security characteristics see Portfolios of Investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended June 30, 2013:

Description	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Depreciation	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2013	Net Change in Unrealized Depreciation from Investments Still Held at June 30, 2013

US Strategic Equity Portfolio
Preferred Stock*	$1,649	$–	$–	$(1,649)	$–	$–	$–	$–	$–	$(1,649)

US Small-Mid Cap Equity Portfolio
Preferred Stock*	$44,975	$–	$–	$(44,975)	$–	$–	$–	$–	$–	$(44,975)

*	The preferred stock was reported in the Portfolios of Investments at zero market value.

9. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts. Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Multi-Asset Targeted Volatility Portfolio

During the period ended June 30, 2013, the notional amounts of purchases and sales of forward currency contracts were $4,781,737 and $12,145,522, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2013:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$282,060
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$44,347

52	Semi-Annual Report

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2013 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(118,526)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$371,727

10. Accounting Standards Updates

On January 31, 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update

No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”). ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

In December 2011, the FASB issued Accounting Standards Update No. 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 requires disclosure of both gross and net balances for certain investments and transactions entered into under master netting agreements, better aligning US GAAP requirements with International Financial Reporting Standards.

The required information for affected Portfolios is presented in the table below, as of June 30, 2013.

Multi-Asset Targeted Volatility Portfolio

	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets & Liabilities	Financial Instrument	Collateral Received	Net Amount (not less than $0)

Canadian Imperial Bank of Commerce	$38,087	$(10,572)	$–	$27,515
Citibank NA	30,440	(19,616)	–	10,824
Credit Suisse Group AG	210	–	–	210
HSBC Bank USA	75,478	(11,647)	–	63,831
Royal Bank of Canada	54,573	(435)	–	54,138
State Street Bank and Trust Co.	83,272	(2,077)	–	81,195
Total	$282,060	$(44,347)	$–	$237,713

	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets & Liabilities	Financial Instrument	Collateral Pledged	Net Amount (not less than $0)

Canadian Imperial Bank of Commerce	$10,572	$(10,572)	$–	$–
Citibank NA	19,616	(19,616)	–	–
HSBC Bank USA	11,647	(11,647)	–	–
Royal Bank of Canada	435	(435)	–	–
State Street Bank and Trust Co.	2,077	(2,077)	–	–
Total	$44,347	$(44,347)	$–	$–

Semi-Annual Report	53

In June 2013, the FASB issued ASU No. 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. This ASU clarifies the characteristics of an investment company, provides comprehensive guidance to determine whether an entity is an investment company and sets certain measurement and disclosure requirements. This ASU is effective for interim and annual periods in the fiscal years that begin after December 15, 2013. The Investment Manager does not ex-

pect that the adoption of this standard will have a material impact on the financial statements.

11. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require disclosure.

54	Semi-Annual Report

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):
Kenneth S. Davidson (68)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (50)	Director	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
(May 2007)
TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Lester Z. Lieberman (83)	Director (April 1997)	Private Investor

Leon M. Pollack (72)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (69)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
(April 1997)
O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (65)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):
Charles L. Carroll (52)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (53)	Director	Investment Manager, Chief Executive Officer (2004 – present)
(July 2005)
Lazard Ltd, Vice Chairman and Director (2010 – present)

Semi-Annual Report	55

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112–6300.
(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2013, 29 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below), except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.
(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800–823–6300.

56	Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Nathan A. Paul (40)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (54)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (51)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (38)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (38)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112–6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report	57

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 4-5, 2013, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of its Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 29 active funds comprised approximately $22 billion of the approximately $155.7 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2013). The representatives of the Investment Manager noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $22 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative contractual and actual management fee, expense ratio and performance (through March 31, 2013) information prepared by Lipper, Inc. (“Lipper”), noting the limitations of certain Lipper comparison groups (each, a “Group”) and broader universes (each, a “Universe”). For the Global Listed Infrastructure, Capital Allocator Opportunistic Strategies and Multi-Asset Targeted Volatility Portfolios, it was noted that the relevant Group and/or Universe may not provide the most appropriate comparison given the specialty nature of the Portfolios’ investment strategies. Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to assist in fulfilling their advisory contract renewal responsibilities under Section 15(c) of the Act.

Management Fees and Expense Ratios. The Directors discussed the actual and contractual management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Lipper, including that management fee compar-

58	Semi-Annual Report

isons for the Portfolios and the rankings used therein include administrative fees (which, for the Portfolios, include a fixed dollar fee paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The Directors acknowledged that, for smaller Portfolios, the fixed dollar administrative fee may have a more significant impact on the contractual management fee.

In reviewing Lipper’s analysis (which was for the Service Shares class of all Portfolios except for the Emerging Markets Equity Portfolio, which has both Service and Investor Shares classes), it was noted that, except for the US Strategic Equity,1 US Small-Mid Cap Equity, Multi-Asset Targeted Volatility, Global Listed Infrastructure and Capital Allocator Opportunistic Strategies Portfolios (of which the Global Listed Infrastructure and Capital Allocator Opportunistic Strategies Portfolios are not active Portfolios), contractual management fees were at or lower than each Portfolio’s relevant Group median (with the US Strategic Equity Portfolio’s fee less than two basis points above the median) and that, for the active Portfolios, total expenses were below the median of the relevant Group, except for the US Small-Mid Cap Equity Portfolio. The Directors noted that, although the US Small-Mid Cap Equity Portfolio had the highest contractual management fee and total expenses in its Group, each was only modestly above the median because of the relatively narrow range of fees and total expenses in the Group. For the US Strategic Equity and Multi-Asset Targeted Volatility Portfolios, it was noted that the Investment Manager had waived receipt of all of its investment advisory fees for 2012. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the active Portfolios and that for certain of these Portfolios the Investment Manager was waiving management fees and/or reimbursing expenses.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as, with respect to each Portfolio, the Investment Manager’s separately managed accounts with similar objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Invest-

ment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. Lipper’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and/or Universe over measurement periods up to ten years through March 31, 2013.

The Directors noted that performance of US Strategic Equity Portfolio was above the Group and Universe medians in all of the periods except the ten-year period; US Small-Mid Cap Equity Portfolio was variously above and below the Group medians and below the Universe medians in all of the periods except the five-year period; International Equity Portfolio was above the Group and Universe medians in all of the periods except the four- and ten-year periods; both share classes of Emerging Markets Equity Portfolio were in the first quintile of the Universe and Investor Shares were in the first quintile of the Group for all periods except the one-year period; and Multi-Asset Targeted Volatility Portfolio (which commenced operations on April 30, 2012) was in the first quintile of the Group and Universe since inception.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2012 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s expenses. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives stated that the bro-

1The Portfolio had the lowest average net assets in its Group.

Semi-Annual Report	59

ker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Portfolios in the period under review, and the Investment Manager did not benefit from money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Service Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

—	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $155.7 billion global asset management business.

—	The Board was generally satisfied with the overall performance of most of the Portfolios, but would continue to monitor performance of the Portfolios that was not generally above or competitive with Group or Universe medians.

—	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

—	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund, on behalf of each Portfolio, was in the best interests of the Portfolio and its shareholders.

60	Semi-Annual Report

NOTES

NOTES

NOTES

NOTES

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York NY 10112 • www.lazardnet.com

LZDPS010

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)       Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 6, 2013

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 6, 2013